UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2841

Fidelity Capital Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2003

Item 1. Reports to Stockholders

Fidelity®

Disciplined Equity

Fund

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® Disciplined Equity	18.50%	2.68%	9.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Disciplined Equity Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steven Snider, Portfolio Manager of Fidelity® Disciplined Equity Fund

After falling for three of the first four months of the one-year period ending October 31, 2003, equities advanced strongly in seven of the next eight months. Early on, stocks were tempered by corporate accounting scandals, a lack of capital spending, economic weakness and the specter of war with Iraq. But the market climate improved in the spring of 2003, sparked by stronger-than-expected growth in first-quarter corporate earnings and gross domestic product (GDP), as well as the end of major hostilities in Iraq. Second- and third-quarter earnings and GDP reports also were strong. Despite a slight pullback in September, investors picked up the pace again in October, partly as a result of the Federal Reserve Board's announcement that it had no intention of raising interest rates for quite some time. For the 12 months overall, the Standard & Poor's 500SM Index gained 20.80%; the blue-chip, large-cap bellwether Dow Jones Industrial AverageSM returned 19.42%; and the technology-rich NASDAQ Composite® Index advanced 46.04%.

For the one-year period that ended October 31, 2003, the fund posted a gain of 18.50%. During the same time period, the Standard & Poor's 500 Index returned 20.80%, while the LipperSM Growth Funds Average returned 22.39%. H&R Block, Lockheed Martin and QUALCOMM were detractors for the overall period, even though they rebounded in the second half and provided some gains for the fund. AT&T fell almost 28% during the year on concerns about pricing power and competition in its core long-distance telephone business. Fannie Mae lagged in the second half amid questions about its accounting, oversight and portfolio risk. On the positive side, the homebuilding industry was a top contributor once again, as NVR Inc., Lennar and Ryland all posted strong gains on the back of continued strength in the housing market and persistently low mortgage rates. Thrifts also benefited from historically low interest rates, as strong mortgage originations and refinancings helped lenders Countrywide Financial, Golden West Financial and Doral Financial.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Intel Corp.	2.9	0.9
Exxon Mobil Corp.	2.9	3.5
Microsoft Corp.	2.8	3.4
Citigroup, Inc.	2.7	1.8
General Electric Co.	2.3	3.0
Wal-Mart Stores, Inc.	2.2	2.4
Pfizer, Inc.	2.1	3.1
Bank of America Corp.	2.1	1.6
International Business Machines Corp.	1.7	2.1
Cisco Systems, Inc.	1.4	1.5
	23.1
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.5	19.3
Information Technology	18.2	15.9
Consumer Discretionary	14.1	14.8
Health Care	14.0	16.6
Consumer Staples	8.1	7.6
Asset Allocation (% of fund's net assets)
As of October 31, 2003*		As of April 30, 2003**
	Stocks and Equity Futures 98.0%		Stocks and Equity Futures 98.5%
	Short-Term Investments and Net Other Assets 2.0%		Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	0.3%	** Foreign investments	0.3%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc. (a)	75,000	$ 2,595
LKQ Corp. (a)	3,400	59
		2,654
Automobiles - 0.1%
Harley-Davidson, Inc.	100,000	4,741
Hotels, Restaurants & Leisure - 1.5%
CBRL Group, Inc.	48,900	1,895
GTECH Holdings Corp.	150,000	6,702
International Game Technology	901,600	29,527
Marriott International, Inc. Class A	150,000	6,480
McDonald's Corp.	500,000	12,505
		57,109
Household Durables - 2.4%
Black & Decker Corp.	150,000	7,172
Centex Corp.	150,000	14,625
KB Home	130,000	8,904
Lennar Corp.:
Class A	220,500	20,253
Class B	22,050	1,915
NVR, Inc. (a)	35,100	17,178
Ryland Group, Inc.	230,000	20,447
		90,494
Internet & Catalog Retail - 0.4%
Amazon.com, Inc. (a)	300,000	16,326
Leisure Equipment & Products - 0.3%
Marvel Enterprises, Inc. (a)	150,000	4,418
Mattel, Inc.	280,000	5,421
		9,839
Media - 3.7%
Clear Channel Communications, Inc.	130,000	5,307
Comcast Corp. Class A (a)	223,500	7,581
Fox Entertainment Group, Inc. Class A (a)	400,000	11,080
General Motors Corp. Class H (a)	1,300,000	21,359
Getty Images, Inc. (a)	75,000	3,353
Pixar (a)	50,000	3,441
Time Warner, Inc. (a)	2,431,000	37,170
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Viacom, Inc. Class B (non-vtg.)	562,200	$ 22,415
Walt Disney Co.	1,100,000	24,904
		136,610
Multiline Retail - 0.4%
Dollar Tree Stores, Inc. (a)	150,000	5,727
Federated Department Stores, Inc.	100,000	4,755
Nordstrom, Inc.	70,000	2,134
		12,616
Specialty Retail - 4.7%
Abercrombie & Fitch Co. Class A (a)	300,000	8,550
Advance Auto Parts, Inc. (a)	80,000	6,258
Aeropostale, Inc. (a)	160,000	4,936
AutoZone, Inc. (a)	75,000	7,208
Best Buy Co., Inc.	400,000	23,324
Blockbuster, Inc. Class A	175,000	3,372
Chico's FAS, Inc. (a)	200,000	7,508
Claire's Stores, Inc.	100,000	3,870
Gap, Inc.	250,000	4,770
Home Depot, Inc.	994,700	36,874
Limited Brands, Inc.	400,000	7,040
Lowe's Companies, Inc.	500,000	29,465
Pacific Sunwear of California, Inc. (a)	225,000	5,195
RadioShack Corp.	200,000	5,998
Staples, Inc. (a)	160,000	4,291
The Men's Wearhouse, Inc. (a)	75,000	2,210
Williams-Sonoma, Inc. (a)	300,000	10,599
Zale Corp. (a)	75,000	3,882
		175,350
Textiles Apparel & Luxury Goods - 0.5%
Carter's, Inc.	2,100	59
Coach, Inc. (a)	350,000	12,415
NIKE, Inc. Class B	80,000	5,112
		17,586
TOTAL CONSUMER DISCRETIONARY		523,325
CONSUMER STAPLES - 8.1%
Beverages - 2.2%
Anheuser-Busch Companies, Inc.	206,200	10,157
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Beverages - continued
PepsiCo, Inc.	407,500	$ 19,487
The Coca-Cola Co.	1,095,300	50,822
		80,466
Food & Staples Retailing - 2.3%
SUPERVALU, Inc.	200,000	5,044
Wal-Mart Stores, Inc.	1,388,400	81,846
		86,890
Food Products - 0.7%
Dean Foods Co. (a)	180,000	5,445
Fresh Del Monte Produce, Inc.	75,000	1,875
Hershey Foods Corp.	154,000	11,873
Smithfield Foods, Inc. (a)	125,000	2,658
The J.M. Smucker Co.	60,000	2,626
		24,477
Household Products - 1.2%
Energizer Holdings, Inc. (a)	100,000	3,680
Procter & Gamble Co.	370,700	36,436
The Dial Corp.	100,000	2,400
		42,516
Personal Products - 0.8%
Avon Products, Inc.	200,000	13,592
Gillette Co.	550,000	17,545
		31,137
Tobacco - 0.9%
Altria Group, Inc.	745,000	34,643
TOTAL CONSUMER STAPLES		300,129
ENERGY - 5.1%
Oil & Gas - 5.1%
Anadarko Petroleum Corp.	165,000	7,197
Apache Corp.	231,250	16,123
Burlington Resources, Inc.	180,000	8,755
ChevronTexaco Corp.	349,814	25,991
Exxon Mobil Corp.	2,905,000	106,265
Newfield Exploration Co. (a)	75,000	2,980
Occidental Petroleum Corp.	250,000	8,815
Pogo Producing Co.	50,000	2,091
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Sunoco, Inc.	125,000	$ 5,470
XTO Energy, Inc.	266,666	6,312
		189,999
FINANCIALS - 23.5%
Capital Markets - 5.4%
Bear Stearns Companies, Inc.	185,000	14,106
E*TRADE Group, Inc. (a)	400,000	4,120
Goldman Sachs Group, Inc.	219,900	20,649
J.P. Morgan Chase & Co.	1,328,200	47,682
Legg Mason, Inc.	100,000	8,325
Lehman Brothers Holdings, Inc.	150,000	10,800
Merrill Lynch & Co., Inc.	850,000	50,320
Morgan Stanley	730,000	40,055
T. Rowe Price Group, Inc.	100,000	4,115
		200,172
Commercial Banks - 5.6%
Bank of America Corp.	1,014,300	76,813
Bank One Corp.	330,000	14,009
First Tennessee National Corp.	94,400	4,282
FleetBoston Financial Corp.	269,400	10,881
U.S. Bancorp, Delaware	1,151,700	31,349
UnionBanCal Corp.	77,681	4,208
Wachovia Corp.	974,287	44,691
Wells Fargo & Co.	350,000	19,712
Zions Bancorp	26,700	1,636
		207,581
Consumer Finance - 1.6%
American Express Co.	598,600	28,092
Capital One Financial Corp.	100,000	6,080
MBNA Corp.	800,000	19,800
SLM Corp.	150,000	5,874
		59,846
Diversified Financial Services - 3.0%
CIT Group, Inc.	250,000	8,405
Citigroup, Inc.	2,070,400	98,137
Principal Financial Group, Inc.	150,000	4,703
		111,245
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 4.2%
AFLAC, Inc.	300,000	$ 10,944
Allstate Corp.	540,800	21,362
AMBAC Financial Group, Inc.	125,000	8,843
American International Group, Inc.	621,300	37,794
Everest Re Group Ltd.	127,800	10,601
First American Corp., California	80,000	2,292
Marsh & McLennan Companies, Inc.	157,100	6,716
MBIA, Inc.	191,850	11,436
Old Republic International Corp.	146,400	5,262
Progressive Corp.	275,000	20,295
SAFECO Corp.	150,000	5,505
The Chubb Corp.	150,000	10,022
W.R. Berkley Corp.	120,000	4,115
XL Capital Ltd. Class A	20,000	1,390
		156,577
Thrifts & Mortgage Finance - 3.7%
Countrywide Financial Corp.	280,363	29,472
Doral Financial Corp.	91,200	4,606
Fannie Mae	461,200	33,063
Golden West Financial Corp., Delaware	390,900	39,258
New York Community Bancorp, Inc.	146,800	5,314
Sovereign Bancorp, Inc.	300,000	6,243
Washington Mutual, Inc.	440,900	19,289
		137,245
TOTAL FINANCIALS		872,666
HEALTH CARE - 14.0%
Biotechnology - 2.2%
Amgen, Inc. (a)	596,800	36,858
Chiron Corp. (a)	200,000	10,926
Gen-Probe, Inc. (a)	150,000	4,016
Genentech, Inc. (a)	200,000	16,394
Genzyme Corp. - General Division (a)	175,000	8,033
Invitrogen Corp. (a)	80,000	5,087
		81,314
Health Care Equipment & Supplies - 2.1%
Bausch & Lomb, Inc.	150,000	7,224
Beckman Coulter, Inc.	90,000	4,469
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Boston Scientific Corp. (a)	300,000	$ 20,316
Fisher Scientific International, Inc. (a)	80,000	3,220
Guidant Corp.	300,000	15,303
Hillenbrand Industries, Inc.	40,000	2,381
Medtronic, Inc.	228,700	10,422
Varian Medical Systems, Inc. (a)	115,000	7,353
Zimmer Holdings, Inc. (a)	150,000	9,572
		80,260
Health Care Providers & Services - 3.3%
AdvancePCS Class A (a)	119,200	6,135
Aetna, Inc.	385,000	22,103
Anthem, Inc. (a)	42,480	2,907
Coventry Health Care, Inc. (a)	140,000	7,665
Health Net, Inc. (a)	213,100	6,732
Medco Health Solutions, Inc. (a)	103,716	3,443
Mid Atlantic Medical Services, Inc. (a)	125,000	7,300
Oxford Health Plans, Inc. (a)	358,100	14,503
UnitedHealth Group, Inc.	771,700	39,264
WellPoint Health Networks, Inc. (a)	127,800	11,361
		121,413
Pharmaceuticals - 6.4%
Abbott Laboratories	222,500	9,483
Bristol-Myers Squibb Co.	900,000	22,833
Eli Lilly & Co.	208,500	13,890
Johnson & Johnson	887,200	44,653
Merck & Co., Inc.	660,000	29,205
Mylan Laboratories, Inc.	337,500	8,151
Pfizer, Inc.	2,483,200	78,469
Watson Pharmaceuticals, Inc. (a)	150,000	5,891
Wyeth	575,900	25,420
		237,995
TOTAL HEALTH CARE		520,982
INDUSTRIALS - 7.8%
Aerospace & Defense - 0.4%
Alliant Techsystems, Inc. (a)	150,000	7,764
Rockwell Collins, Inc.	250,000	6,863
		14,627
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Air Freight & Logistics - 1.1%
FedEx Corp.	100,000	$ 7,576
J.B. Hunt Transport Services, Inc. (a)	150,000	3,807
United Parcel Service, Inc. Class B	418,800	30,371
		41,754
Airlines - 0.3%
AirTran Holdings, Inc. (a)	130,000	2,107
America West Holding Corp. Class B (a)	150,000	2,163
AMR Corp. (a)	500,000	6,640
		10,910
Commercial Services & Supplies - 1.4%
Apollo Group, Inc. Class A (a)	287,094	18,239
Cendant Corp. (a)	500,000	10,215
Corinthian Colleges, Inc. (a)	100,000	6,192
Education Management Corp. (a)	37,600	2,376
H&R Block, Inc.	231,800	10,915
ITT Educational Services, Inc. (a)	50,000	2,490
		50,427
Construction & Engineering - 0.0%
Dycom Industries, Inc. (a)	90,000	1,945
Industrial Conglomerates - 3.1%
3M Co.	279,200	22,021
General Electric Co.	3,026,400	87,796
Textron, Inc.	150,000	7,454
		117,271
Machinery - 1.5%
Briggs & Stratton Corp.	30,000	1,950
Caterpillar, Inc.	280,000	20,518
Cummins, Inc.	80,000	3,792
Eaton Corp.	45,000	4,511
Ingersoll-Rand Co. Ltd. Class A	200,000	12,080
PACCAR, Inc.	100,000	7,896
Pall Corp.	150,000	3,510
		54,257
Road & Rail - 0.0%
Overnite Corp.	5,700	126
TOTAL INDUSTRIALS		291,317
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 18.2%
Communications Equipment - 2.5%
ADC Telecommunications, Inc. (a)	750,000	$ 1,913
Adtran, Inc.	99,200	6,749
Cisco Systems, Inc. (a)	2,570,000	53,919
Comverse Technology, Inc. (a)	300,000	5,412
Juniper Networks, Inc. (a)	400,000	7,196
Motorola, Inc.	750,000	10,148
QLogic Corp. (a)	51,200	2,870
UTStarcom, Inc. (a)	145,200	4,574
		92,781
Computers & Peripherals - 4.5%
Dell, Inc. (a)	1,200,000	43,344
EMC Corp. (a)	1,560,000	21,590
Hewlett-Packard Co.	1,065,800	23,778
International Business Machines Corp.	709,600	63,495
Maxtor Corp. (a)	400,000	5,468
Storage Technology Corp. (a)	200,000	4,820
Western Digital Corp. (a)	450,000	6,053
		168,548
Electronic Equipment & Instruments - 0.1%
Benchmark Electronics, Inc. (a)	52,000	2,533
Internet Software & Services - 0.6%
Yahoo!, Inc. (a)	550,000	24,035
IT Services - 1.2%
Computer Sciences Corp. (a)	200,000	7,924
DigitalNet Holdings, Inc. (a)	1,200	28
First Data Corp.	310,000	11,067
Fiserv, Inc. (a)	400,000	14,128
SunGard Data Systems, Inc. (a)	400,000	11,220
		44,367
Office Electronics - 0.1%
Xerox Corp. (a)	250,000	2,625
Semiconductors & Semiconductor Equipment - 4.0%
Altera Corp. (a)	250,000	5,058
Conexant Systems, Inc. (a)	750,000	4,373
Cypress Semiconductor Corp. (a)	500,000	10,730
FormFactor, Inc.	2,400	60
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Intel Corp.	3,234,900	$ 106,902
Texas Instruments, Inc.	750,000	21,690
		148,813
Software - 5.2%
Adobe Systems, Inc.	200,000	8,768
Citrix Systems, Inc. (a)	480,000	12,134
Electronic Arts, Inc. (a)	175,000	17,332
Microsoft Corp.	3,900,000	101,985
Oracle Corp. (a)	3,074,000	36,765
Symantec Corp. (a)	120,000	7,998
Take-Two Interactive Software, Inc. (a)	200,000	7,910
		192,892
TOTAL INFORMATION TECHNOLOGY		676,594
MATERIALS - 1.5%
Chemicals - 0.8%
Airgas, Inc.	125,000	2,394
Cytec Industries, Inc. (a)	80,000	2,793
Monsanto Co.	300,000	7,515
Praxair, Inc.	100,000	6,958
RPM, Inc.	200,000	2,890
Sigma Aldrich Corp.	100,000	5,245
The Scotts Co. Class A (a)	50,000	2,888
		30,683
Containers & Packaging - 0.3%
Anchor Glass Container Corp. (a)	22,200	359
Pactiv Corp. (a)	200,000	4,410
Sealed Air Corp. (a)	150,000	7,985
		12,754
Metals & Mining - 0.1%
Peabody Energy Corp.	100,000	3,333
Paper & Forest Products - 0.3%
Georgia-Pacific Corp.	400,000	10,512
TOTAL MATERIALS		57,282
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 2.6%
AT&T Corp.	1,000,000	$ 18,590
BellSouth Corp.	701,700	18,462
CenturyTel, Inc.	200,000	7,150
Qwest Communications International, Inc. (a)	800,000	2,824
SBC Communications, Inc.	586,000	14,052
Sprint Corp. - FON Group	800,000	12,800
Verizon Communications, Inc.	700,000	23,520
		97,398
Wireless Telecommunication Services - 0.8%
AT&T Wireless Services, Inc. (a)	900,000	6,525
Nextel Communications, Inc. Class A (a)	900,000	21,780
		28,305
TOTAL TELECOMMUNICATION SERVICES		125,703
UTILITIES - 1.8%
Electric Utilities - 1.0%
Entergy Corp.	134,200	7,233
Exelon Corp.	195,000	12,373
NSTAR	50,000	2,335
PPL Corp.	150,000	5,988
Southern Co.	240,000	7,152
TXU Corp.	150,000	3,423
		38,504
Gas Utilities - 0.5%
Kinder Morgan, Inc.	269,300	14,421
UGI Corp.	80,000	2,464
		16,885
Multi-Utilities & Unregulated Power - 0.3%
AES Corp. (a)	800,000	7,000
Constellation Energy Group, Inc.	100,000	3,637
ONEOK, Inc.	125,000	2,486
		13,123
TOTAL UTILITIES		68,512
TOTAL COMMON STOCKS (Cost $3,097,343)		3,626,509
U.S. Treasury Obligations - 0.0%
	Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills, yield at date of purchase 0.86% 12/18/03 (c) (Cost $2,197)	$ 2,200	$ 2,197
Money Market Funds - 3.1%
	Shares
Fidelity Cash Central Fund, 1.07% (b) (Cost $115,506)	115,506,301	115,506
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $3,215,046)		3,744,212
NET OTHER ASSETS - (0.6)%		(23,932)
NET ASSETS - 100%		$ 3,720,280
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Purchased
Equity Index Contracts
70 S&P 500 Index Contracts	Dec. 2003	$ 18,366	$ 407

The face value of futures purchased as a percentage of net assets - 0.5%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,197,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,317,713,000 and $1,940,480,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $66,000 for the period.
Income Tax Information

At October 31, 2003, the fund had a capital loss carryforward of approximately $745,599,000 of which $291,874,000, $429,955,000 and $23,770,000 will expire on October 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $44,153) (cost $3,215,046) - See accompanying schedule		$ 3,744,212
Cash		693
Receivable for investments sold		19,385
Receivable for fund shares sold		3,761
Dividends receivable		4,246
Interest receivable		125
Receivable for daily variation on futures contracts		18
Prepaid expenses		18
Other receivables		11
Total assets		3,772,469

Liabilities
Payable for investments purchased	$ 1,737
Payable for fund shares redeemed	2,799
Accrued management fee	1,926
Other payables and accrued expenses	723
Collateral on securities loaned, at value	45,004
Total liabilities		52,189

Net Assets		$ 3,720,280
Net Assets consist of:
Paid in capital		$ 3,924,523
Undistributed net investment income		13,321
Accumulated undistributed net realized gain (loss) on investments		(747,137)
Net unrealized appreciation (depreciation) on investments		529,573
Net Assets, for 170,808 shares outstanding		$ 3,720,280
Net Asset Value, offering price and redemption price per share ($3,720,280 ÷ 170,808 shares)		$ 21.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2003

Investment Income
Dividends		$ 42,329
Interest		1,328
Security lending		121
Total income		43,778

Expenses
Management fee Basic fee	$ 18,130
Performance adjustment	1,971
Transfer agent fees	7,826
Accounting and security lending fees	583
Non-interested trustees' compensation	12
Depreciation in deferred trustee compensation account	(2)
Custodian fees and expenses	58
Registration fees	41
Audit	37
Legal	15
Miscellaneous	126
Total expenses before reductions	28,797
Expense reductions	(621)	28,176
Net investment income (loss)		15,602
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(28,673)
Futures contracts	6,073
Total net realized gain (loss)		(22,600)
Change in net unrealized appreciation (depreciation) on: Investment securities	571,935
Futures contracts	474
Total change in net unrealized appreciation (depreciation)		572,409
Net gain (loss)		549,809
Net increase (decrease) in net assets resulting from operations		$ 565,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 15,602	$ 4,736
Net realized gain (loss)	(22,600)	(430,233)
Change in net unrealized appreciation (depreciation)	572,409	99,679
Net increase (decrease) in net assets resulting from operations	565,411	(325,818)
Distributions to shareholders from net investment income	(4,569)	(6,802)
Share transactions Net proceeds from sales of shares	694,788	721,330
Reinvestment of distributions	4,433	6,548
Cost of shares redeemed	(316,694)	(410,091)
Net increase (decrease) in net assets resulting from share transactions	382,527	317,787
Total increase (decrease) in net assets	943,369	(14,833)

Net Assets
Beginning of period	2,776,911	2,791,744
End of period (including undistributed net investment income of $13,321 and undistributed net investment income of $2,288, respectively)	$ 3,720,280	$ 2,776,911
Other Information Shares
Sold	36,079	34,786
Issued in reinvestment of distributions	239	296
Redeemed	(16,353)	(20,033)
Net increase (decrease)	19,965	15,049

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 18.41	$ 20.56	$ 31.14	$ 32.81	$ 27.61
Income from Investment Operations
Net investment income (loss) B	.10	.03	.10	.16	.25
Net realized and unrealized gain (loss)	3.30	(2.13)	(6.95)	3.34	6.99
Total from investment operations	3.40	(2.10)	(6.85)	3.50	7.24
Distributions from net investment income	(.03)	(.05)	(.16)	(.24)	(.22)
Distributions from net realized gain	-	-	(3.57)	(4.93)	(1.82)
Total distributions	(.03)	(.05)	(3.73)	(5.17)	(2.04)
Net asset value, end of period	$ 21.78	$ 18.41	$ 20.56	$ 31.14	$ 32.81
Total Return A	18.50%	(10.25)%	(24.70)%	11.65%	27.69%
Ratios to Average Net Assets C
Expenses before expense reductions	.92%	1.01%	.85%	.81%	.65%
Expenses net of voluntary waivers, if any	.92%	1.01%	.85%	.81%	.65%
Expenses net of all reductions	.90%	1.00%	.84%	.79%	.62%
Net investment income (loss)	.50%	.16%	.42%	.50%	.80%
Supplemental Data
Net assets, end of period (in millions)	$ 3,720	$ 2,777	$ 2,792	$ 3,581	$ 3,322
Portfolio turnover rate	64%	68%	101%	118%	113%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Disciplined Equity Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 675,564	|
Unrealized depreciation	(147,529)
Net unrealized appreciation (depreciation)	528,035
Undistributed ordinary income	13,321
Capital loss carryforward	(745,599)

Cost for federal income tax purposes	$ 3,216,177

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 4,569	$ 6,802

Annual Report

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption Futures Contracts. This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .64% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,595 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $605 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $16.

8. Other Information.

At the end of the period, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund, and Fidelity Freedom 2030 Fund were the owners of record of approximately 11%, 15% and 10%, respectively, of the total outstanding shares of the fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 41% of the total outstanding shares of the fund.

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Disciplined Equity Fund (a fund of Fidelity Capital Trust) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Disciplined Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 8, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Disciplined Equity (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment:1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Disciplined Equity. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Steven J. Snider (43)
Year of Election or Appointment: 2000 Vice President of Disciplined Equity. Prior to assuming his current responsibilities, Mr. Snider managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Disciplined Equity. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Disciplined Equity. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Disciplined Equity. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Disciplined Equity. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Disciplined Equity. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1988 Assistant Treasurer of Disciplined Equity. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Disciplined Equity. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Disciplined Equity. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Disciplined Equity. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

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Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

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Fidelity®

Stock Selector

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>	The auditors' opinion.
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector	19.01%	1.81%	8.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from James Catudal, Portfolio Manager of Fidelity® Stock Selector

After falling for three of the first four months of the one-year period ending October 31, 2003, equities advanced strongly in seven of the next eight months. Early on, stocks were tempered by corporate accounting scandals, a lack of capital spending, economic weakness and the specter of war with Iraq. But the market climate improved in the spring of 2003, sparked by stronger-than-expected growth in first-quarter corporate earnings and gross domestic product (GDP), as well as the end of major hostilities in Iraq. Second- and third-quarter earnings and GDP reports also were strong. Despite a slight pullback in September, investors picked up the pace again in October, partly as a result of the Federal Reserve Board's announcement that it had no intention of raising interest rates for quite some time. For the 12 months overall, the Standard & Poor's 500SM Index gained 20.80%; the blue-chip, large-cap bellwether Dow Jones Industrial Average SM returned 19.42%; and the technology-rich NASDAQ Composite® Index advanced 46.04%.

For the 12 months ending October 31, 2003, Fidelity Stock Selector returned 19.01%, trailing the S&P 500® index as well as the LipperSM Growth Funds Average, which returned 22.39%. While the rally was dominated by technology and other cyclical stocks as well as by smaller companies within the S&P 500 universe, I was concerned about how soon these stocks might peak in value as the business cycle moved beyond its early stages. As a result, I began migrating toward stable-growth companies, which trailed cyclical stocks for the period. Performance leaders included Merrill Lynch, which benefited from the rising stock market and its own restructuring, and Falconbridge, a Canadian mining company that gained as global demand for commodities increased. Detractors included insurance giant American International Group and Microsoft, two stable-growth companies that were among the fund's largest positions and underperformed the market.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	3.9	4.1
American International Group, Inc.	3.4	3.0
Citigroup, Inc.	3.0	3.0
Pfizer, Inc.	2.3	3.5
Dell, Inc.	2.1	1.0
Procter & Gamble Co.	2.0	1.1
Intel Corp.	1.9	0.7
Wal-Mart Stores, Inc.	1.9	2.2
Bank of America Corp.	1.9	2.1
Johnson & Johnson	1.7	2.0
	24.1
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.8	15.4
Financials	20.5	21.4
Health Care	12.5	16.3
Consumer Discretionary	11.5	13.5
Industrials	10.5	10.0
Asset Allocation (% of fund's net assets)
As of October 31, 2003*		As of April 30, 2003**
	Stocks 94.3%		Stocks 94.8%
	Short-Term Investments and Net Other Assets 5.7%		Short-Term Investments and Net Other Assets 5.2%
* Foreign investments	2.0%	** Foreign investments	2.1%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 94.3%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.5%
Auto Components - 0.1%
Goodyear Tire & Rubber Co.	50,000	$ 343
Automobiles - 0.2%
Ford Motor Co.	125,000	1,516
Hotels, Restaurants & Leisure - 1.6%
Krispy Kreme Doughnuts, Inc. (a)	19,000	823
Mandalay Resort Group	39,700	1,558
Marriott International, Inc. Class A	45,400	1,961
McDonald's Corp.	194,900	4,874
Sonic Corp. (a)	60,000	1,669
Starwood Hotels & Resorts Worldwide, Inc. unit	1,000	34
Yum! Brands, Inc. (a)	50,000	1,707
		12,626
Household Durables - 0.1%
Beazer Homes USA, Inc. (a)	11,000	1,095
Internet & Catalog Retail - 0.5%
eBay, Inc. (a)	33,400	1,868
InterActiveCorp (a)	60,800	2,232
		4,100
Media - 5.3%
Cablevision Systems Corp. - NY Group Class A (a)	50,000	1,010
Clear Channel Communications, Inc.	87,300	3,564
Comcast Corp. Class A (special) (a)	38,600	1,259
E.W. Scripps Co. Class A	28,000	2,601
EchoStar Communications Corp. Class A (a)	34,500	1,322
Fox Entertainment Group, Inc. Class A (a)	55,000	1,524
Gannett Co., Inc.	5,000	421
General Motors Corp. Class H (a)	105,000	1,725
Lamar Advertising Co. Class A (a)	113,000	3,424
Liberty Media Corp. Class A (a)	280,000	2,825
Scholastic Corp. (a)	53,700	1,661
Time Warner, Inc. (a)	279,900	4,280
Univision Communications, Inc. Class A (a)	30,000	1,019
Viacom, Inc. Class B (non-vtg.)	215,000	8,572
Walt Disney Co.	302,900	6,858
		42,065
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.8%
Saks, Inc. (a)	100,000	$ 1,390
Target Corp.	128,000	5,087
		6,477
Specialty Retail - 2.3%
AutoZone, Inc. (a)	10,000	961
Best Buy Co., Inc.	23,000	1,341
Home Depot, Inc.	274,700	10,183
Lowe's Companies, Inc.	53,000	3,123
Staples, Inc. (a)	81,000	2,172
		17,780
Textiles Apparel & Luxury Goods - 0.6%
Liz Claiborne, Inc.	20,000	738
NIKE, Inc. Class B	61,300	3,917
		4,655
TOTAL CONSUMER DISCRETIONARY		90,657
CONSUMER STAPLES - 7.2%
Beverages - 1.4%
PepsiCo, Inc.	109,300	5,227
The Coca-Cola Co.	128,100	5,944
		11,171
Food & Staples Retailing - 2.3%
Costco Wholesale Corp. (a)	60,000	2,122
Safeway, Inc. (a)	19,200	405
Sysco Corp.	25,000	842
Wal-Mart Stores, Inc.	253,000	14,914
		18,283
Household Products - 2.8%
Colgate-Palmolive Co.	100,000	5,319
Energizer Holdings, Inc. (a)	22,000	810
Procter & Gamble Co.	159,300	15,658
		21,787
Personal Products - 0.3%
Avon Products, Inc.	25,000	1,699
Gillette Co.	15,000	479
		2,178
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 0.4%
Altria Group, Inc.	68,800	$ 3,199
TOTAL CONSUMER STAPLES		56,618
ENERGY - 4.6%
Energy Equipment & Services - 1.4%
BJ Services Co. (a)	36,000	1,181
Cal Dive International, Inc. (a)	26,100	541
ENSCO International, Inc.	40,000	1,054
Halliburton Co.	47,100	1,125
Nabors Industries Ltd. (a)	60,600	2,291
Smith International, Inc. (a)	74,500	2,774
Weatherford International Ltd. (a)	56,100	1,949
		10,915
Oil & Gas - 3.2%
Anadarko Petroleum Corp.	20,000	872
Apache Corp.	67,900	4,734
Burlington Resources, Inc.	97,400	4,738
EnCana Corp.	30,000	1,030
Exxon Mobil Corp.	366,000	13,388
Teekay Shipping Corp.	20,000	963
		25,725
TOTAL ENERGY		36,640
FINANCIALS - 20.5%
Capital Markets - 4.4%
Bank of New York Co., Inc.	125,000	3,899
Charles Schwab Corp.	225,000	3,051
Investors Financial Services Corp.	18,000	636
J.P. Morgan Chase & Co.	197,400	7,087
Lehman Brothers Holdings, Inc.	35,000	2,520
Mellon Financial Corp.	10,000	299
Merrill Lynch & Co., Inc.	202,000	11,958
Morgan Stanley	98,100	5,383
		34,833
Commercial Banks - 4.0%
Bank of America Corp.	195,000	14,767
Fifth Third Bancorp	40,000	2,318
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - continued
KeyCorp	15,000	$ 424
PNC Financial Services Group, Inc.	10,000	536
SunTrust Banks, Inc.	10,000	671
Wachovia Corp.	27,363	1,255
Wells Fargo & Co.	200,700	11,303
		31,274
Consumer Finance - 1.8%
American Express Co.	110,400	5,181
MBNA Corp.	304,831	7,545
SLM Corp.	44,000	1,723
		14,449
Diversified Financial Services - 3.0%
Citigroup, Inc.	501,066	23,751
Insurance - 5.8%
ACE Ltd.	55,000	1,980
AFLAC, Inc.	115,000	4,195
Allstate Corp.	30,000	1,185
American International Group, Inc.	440,400	26,790
Everest Re Group Ltd.	25,000	2,074
Hartford Financial Services Group, Inc.	65,000	3,569
Marsh & McLennan Companies, Inc.	3,500	150
MetLife, Inc.	20,000	628
Travelers Property Casualty Corp. Class A	76,240	1,243
UnumProvident Corp.	100,000	1,637
XL Capital Ltd. Class A	30,000	2,085
		45,536
Thrifts & Mortgage Finance - 1.5%
Countrywide Financial Corp.	30,000	3,154
Fannie Mae	94,300	6,760
Sovereign Bancorp, Inc.	115,000	2,393
		12,307
TOTAL FINANCIALS		162,150
HEALTH CARE - 12.5%
Biotechnology - 1.4%
Amgen, Inc. (a)	126,600	7,819
Biogen, Inc. (a)	25,000	1,012
Cephalon, Inc. (a)	18,000	845
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Charles River Laboratories International, Inc. (a)	15,000	$ 484
MedImmune, Inc. (a)	10,400	277
Protein Design Labs, Inc. (a)	55,000	741
		11,178
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	68,000	1,807
Biomet, Inc.	20,000	717
Boston Scientific Corp. (a)	32,000	2,167
C.R. Bard, Inc.	5,000	400
Kensey Nash Corp. (a)	50,800	1,099
Medtronic, Inc.	82,100	3,741
St. Jude Medical, Inc. (a)	26,300	1,530
		11,461
Health Care Providers & Services - 2.0%
Aetna, Inc.	25,000	1,435
American Healthways, Inc. (a)	34,000	1,409
Cardinal Health, Inc.	112,000	6,646
HCA, Inc.	8,300	317
Inveresk Research Group, Inc. (a)	40,000	928
McKesson Corp.	20,000	605
Select Medical Corp. (a)	9,800	329
UnitedHealth Group, Inc.	87,200	4,437
		16,106
Pharmaceuticals - 7.6%
Abbott Laboratories	110,000	4,688
Bristol-Myers Squibb Co.	46,700	1,185
Eli Lilly & Co.	20,000	1,332
Forest Laboratories, Inc. (a)	44,000	2,200
Johnson & Johnson	272,400	13,710
Merck & Co., Inc.	196,500	8,695
Pfizer, Inc.	584,340	18,465
Pharmaceutical Resources, Inc. (a)	10,000	723
Schering-Plough Corp.	120,300	1,837
Wyeth	152,700	6,740
		59,575
TOTAL HEALTH CARE		98,320
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 10.5%
Aerospace & Defense - 1.8%
Aviall, Inc. (a)	96,000	$ 1,464
Boeing Co.	20,000	770
Lockheed Martin Corp.	80,000	3,709
United Technologies Corp.	99,300	8,410
		14,353
Air Freight & Logistics - 0.5%
CNF, Inc.	65,000	2,276
FedEx Corp.	20,000	1,515
		3,791
Airlines - 0.5%
AirTran Holdings, Inc. (a)	50,000	811
Southwest Airlines Co.	146,500	2,842
		3,653
Building Products - 0.2%
American Standard Companies, Inc. (a)	17,000	1,627
Commercial Services & Supplies - 0.6%
Cendant Corp. (a)	105,000	2,145
Manpower, Inc.	45,000	2,088
Monster Worldwide, Inc. (a)	34,700	884
		5,117
Construction & Engineering - 0.1%
Granite Construction, Inc.	38,300	766
Electrical Equipment - 0.6%
American Power Conversion Corp.	50,000	1,012
Emerson Electric Co.	60,000	3,405
		4,417
Industrial Conglomerates - 3.2%
3M Co.	121,800	9,606
General Electric Co.	356,000	10,328
Tyco International Ltd.	260,000	5,429
		25,363
Machinery - 2.1%
Caterpillar, Inc.	40,000	2,931
Eaton Corp.	25,000	2,506
Ingersoll-Rand Co. Ltd. Class A	68,000	4,107
Navistar International Corp. (a)	128,400	5,191
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Parker Hannifin Corp.	19,900	$ 1,014
Timken Co.	50,000	839
		16,588
Road & Rail - 0.7%
CSX Corp.	45,000	1,432
Union Pacific Corp.	67,000	4,194
		5,626
Trading Companies & Distributors - 0.2%
W.W. Grainger, Inc.	40,000	1,831
TOTAL INDUSTRIALS		83,132
INFORMATION TECHNOLOGY - 20.8%
Communications Equipment - 2.8%
Alcatel SA sponsored ADR (a)	70,000	923
Cisco Systems, Inc. (a)	639,300	13,413
Lucent Technologies, Inc. (a)	187,400	600
Motorola, Inc.	273,200	3,696
QUALCOMM, Inc.	50,000	2,375
Scientific-Atlanta, Inc.	25,000	740
Sonus Networks, Inc. (a)	50,000	411
		22,158
Computers & Peripherals - 4.8%
Dell, Inc. (a)	462,100	16,691
EMC Corp. (a)	66,200	916
Hewlett-Packard Co.	393,900	8,788
Hutchinson Technology, Inc. (a)	25,000	838
International Business Machines Corp.	48,500	4,340
Lexmark International, Inc. Class A (a)	20,000	1,472
Network Appliance, Inc. (a)	10,000	247
Seagate Technology	121,100	2,783
Sun Microsystems, Inc. (a)	440,000	1,742
		37,817
Electronic Equipment & Instruments - 0.4%
Agilent Technologies, Inc. (a)	68,000	1,695
Solectron Corp. (a)	160,000	886
Thermo Electron Corp. (a)	40,000	879
		3,460
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.6%
Yahoo!, Inc. (a)	101,400	$ 4,431
IT Services - 1.3%
Ceridian Corp. (a)	35,000	735
Computer Sciences Corp. (a)	40,000	1,585
CSG Systems International, Inc. (a)	67,500	776
First Data Corp.	160,000	5,712
The BISYS Group, Inc. (a)	80,000	1,144
		9,952
Semiconductors & Semiconductor Equipment - 4.8%
Agere Systems, Inc. Class B (a)	384,246	1,303
Analog Devices, Inc. (a)	60,000	2,660
Applied Materials, Inc. (a)	172,500	4,031
Fairchild Semiconductor International, Inc. (a)	52,600	1,189
Integrated Circuit Systems, Inc. (a)	14,500	487
Intel Corp.	467,700	15,457
Intersil Corp. Class A	23,400	603
KLA-Tencor Corp. (a)	26,100	1,496
LTX Corp. (a)	10,000	143
Marvell Technology Group Ltd. (a)	20,000	877
National Semiconductor Corp. (a)	85,000	3,454
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	112,974	1,249
Texas Instruments, Inc.	183,200	5,298
		38,247
Software - 6.1%
Adobe Systems, Inc.	68,000	2,981
Electronic Arts, Inc. (a)	7,000	693
Intuit, Inc. (a)	1,000	50
Mercury Interactive Corp. (a)	1,000	46
Microsoft Corp.	1,170,200	30,597
Oracle Corp. (a)	685,000	8,193
PeopleSoft, Inc. (a)	40,000	830
Quest Software, Inc. (a)	30,000	447
Reynolds & Reynolds Co. Class A	55,000	1,494
SAP AG sponsored ADR	50,000	1,827
VERITAS Software Corp. (a)	38,300	1,385
		48,543
TOTAL INFORMATION TECHNOLOGY		164,608
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 3.1%
Chemicals - 1.3%
Dow Chemical Co.	38,700	$ 1,459
Ecolab, Inc.	20,000	538
Lyondell Chemical Co.	58,600	838
Millennium Chemicals, Inc.	48,000	481
Olin Corp.	43,200	752
PolyOne Corp.	88,396	427
Praxair, Inc.	80,000	5,566
		10,061
Containers & Packaging - 0.2%
Pactiv Corp. (a)	61,600	1,358
Metals & Mining - 1.0%
Alcoa, Inc.	100,000	3,157
Falconbridge Ltd.	117,000	2,281
Newmont Mining Corp. Holding Co.	60,000	2,627
		8,065
Paper & Forest Products - 0.6%
Bowater, Inc.	55,000	2,246
International Paper Co.	65,000	2,558
		4,804
TOTAL MATERIALS		24,288
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.4%
BellSouth Corp.	100,000	2,631
Qwest Communications International, Inc. (a)	689,700	2,435
SBC Communications, Inc.	190,300	4,563
Verizon Communications, Inc.	269,300	9,048
		18,677
Wireless Telecommunication Services - 0.6%
AT&T Wireless Services, Inc. (a)	115,000	834
Nextel Communications, Inc. Class A (a)	175,000	4,235
		5,069
TOTAL TELECOMMUNICATION SERVICES		23,746
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.6%
Electric Utilities - 0.6%
Dominion Resources, Inc.	45,000	$ 2,772
FirstEnergy Corp.	50,000	1,720
		4,492
Multi-Utilities & Unregulated Power - 0.0%
AES Corp. (a)	55,000	481
TOTAL UTILITIES		4,973
TOTAL COMMON STOCKS (Cost $692,562)		745,132
Money Market Funds - 6.2%

Fidelity Cash Central Fund, 1.07% (b) (Cost $49,093)	49,093,341	49,093
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $741,655)		794,225
NET OTHER ASSETS - (0.5)%		(4,230)
NET ASSETS - 100%		$ 789,995
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,117,345,000 and $1,215,517,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $208,000 for the period.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $193,859,000 of which $112,480,000 and $81,379,000 will expire on October 31, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2003

Assets
Investment in securities, at value (cost $741,655) - See accompanying schedule		$ 794,225
Receivable for investments sold		12,696
Receivable for fund shares sold		173
Dividends receivable		845
Interest receivable		40
Prepaid expenses		4
Other receivables		5
Total assets		807,988

Liabilities
Payable for investments purchased	$ 16,709
Payable for fund shares redeemed	799
Accrued management fee	362
Other payables and accrued expenses	123
Total liabilities		17,993

Net Assets		$ 789,995
Net Assets consist of:
Paid in capital		$ 953,847
Undistributed net investment income		3,832
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(220,254)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,570
Net Assets, for 39,580 shares outstanding		$ 789,995
Net Asset Value, offering price and redemption price per share ($789,995 ÷ 39,580 shares)		$ 19.96

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2003

Investment Income
Dividends		$ 10,292
Interest		419
Security lending		14
Total income		10,725

Expenses
Management fee Basic fee	$ 4,306
Performance adjustment	(59)
Transfer agent fees	1,751
Accounting and security lending fees	222
Non-interested trustees' compensation	3
Custodian fees and expenses	47
Registration fees	22
Audit	36
Legal	4
Miscellaneous	63
Total expenses before reductions	6,395
Expense reductions	(342)	6,053
Net investment income (loss)		4,672
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	46,333
Foreign currency transactions	1
Total net realized gain (loss)		46,334
Change in net unrealized appreciation (depreciation) on: Investment securities		76,993
Net gain (loss)		123,327
Net increase (decrease) in net assets resulting from operations		$ 127,999

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,672	$ 3,580
Net realized gain (loss)	46,334	(106,208)
Change in net unrealized appreciation (depreciation)	76,993	(13,728)
Net increase (decrease) in net assets resulting from operations	127,999	(116,356)
Distributions to shareholders from net investment income	(2,645)	(7,186)
Share transactions Net proceeds from sales of shares	42,774	48,116
Reinvestment of distributions	2,513	6,816
Cost of shares redeemed	(124,170)	(204,784)
Net increase (decrease) in net assets resulting from share transactions	(78,883)	(149,852)
Total increase (decrease) in net assets	46,471	(273,394)

Net Assets
Beginning of period	743,524	1,016,918
End of period (including undistributed net investment income of $3,832 and undistributed net investment income of $1,846, respectively)	$ 789,995	$ 743,524
Other Information Shares
Sold	2,424	2,463
Issued in reinvestment of distributions	146	321
Redeemed	(7,166)	(10,639)
Net increase (decrease)	(4,596)	(7,855)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 16.83	$ 19.54	$ 31.80	$ 32.29	$ 27.09
Income from Investment Operations
Net investment income (loss) B	.11	.07	.14	.16	.20
Net realized and unrealized gain (loss)	3.08	(2.64)	(7.33)	3.31	7.23
Total from investment operations	3.19	(2.57)	(7.19)	3.47	7.43
Distributions from net investment income	(.06)	(.14)	(.13)	(.12)	(.30)
Distributions from net realized gain	-	-	(4.94)	(3.84)	(1.93)
Total distributions	(.06)	(.14)	(5.07)	(3.96)	(2.23)
Net asset value, end of period	$ 19.96	$ 16.83	$ 19.54	$ 31.80	$ 32.29
Total Return A	19.01%	(13.30)%	(26.41)%	11.54%	29.15%
Ratios to Average Net Assets C
Expenses before expense reductions	.86%	.94%	.67%	.61%	.62%
Expenses net of voluntary waivers, if any	.86%	.94%	.67%	.61%	.62%
Expenses net of all reductions	.82%	.83%	.63%	.56%	.59%
Net investment income (loss)	.63%	.39%	.62%	.52%	.67%
Supplemental Data
Net assets, end of period (in millions)	$ 790	$ 744	$ 1,017	$ 1,602	$ 1,654
Portfolio turnover rate	159%	255%	137%	164%	106%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Stock Selector (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 74,369
Unrealized depreciation	(48,193)
Net unrealized appreciation (depreciation)	26,176
Undistributed ordinary income	3,830
Capital loss carryforward	(193,859)

Cost for federal income tax purposes	$ 768,049

Annual Report

1. Significant Accounting Policies - continued

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 2,645	$ 7,186

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the fund's average net assets.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affilates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $418 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.

Annual Report

6. Security Lending - continued

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At period end there were no security loans outstanding.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $342 for the period.

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Stock Selector:

We have audited the accompanying statement of assets and liabilities of Fidelity Stock Selector (the Fund), a fund of Fidelity Capital Trust, including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Stock Selector as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Stock Selector (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/
consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Stock Selector. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

James F. Catudal (42)
Year of Election or Appointment: 2003 Vice President of Stock Selector. Prior to assuming his current responsibilities, Mr. Catudal worked as a research analyst and manager.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Stock Selector. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Stock Selector. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Stock Selector. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Stock Selector. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Stock Selector. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1990 Assistant Treasurer of Stock Selector. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Stock Selector. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Stock Selector. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Stock Selector. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX 75093

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

FSS-UANN-1203
1.784780.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Focused Stock

Fund

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Life of fund
Fidelity® Focused Stock	14.19%	-2.65%	1.49%

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Focused Stock Fund on November 12, 1996, when the fund started. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Bahaa Fam, Portfolio Manager of Fidelity® Focused Stock Fund

After falling for three of the first four months of the one-year period ending October 31, 2003, equities advanced strongly in seven of the next eight months. Early on, stocks were tempered by corporate accounting scandals, a lack of capital spending, economic weakness and the specter of war with Iraq. But the market climate improved in the spring of 2003, sparked by stronger-than-expected growth in first-quarter corporate earnings and gross domestic product (GDP), as well as the end of major hostilities in Iraq. Second- and third-quarter earnings and GDP reports also were strong. Despite a slight pullback in September, investors picked up the pace again in October, partly as a result of the Federal Reserve Board's announcement that it had no intention of raising interest rates for quite some time. For the 12 months overall, the Standard & Poor's 500SM Index gained 20.80%; the blue-chip, large-cap bellwether Dow Jones Industrial AverageSM returned 19.42%; and the technology-rich NASDAQ Composite® Index advanced 46.04%.

For the 12 months ending October 31, 2003, the fund returned 14.19%, versus 20.80% for the S&P 500® and 22.39% for the LipperSM Growth Funds Average. The fund was hampered by its core investment discipline, which values companies with solid operating characteristics offering growth at a reasonable price. This stock selection approach was out of favor for most of the period and resulted in underweighted positions in Intel and Cisco, two large-cap technology stocks that outpaced the market. Overweighting Johnson & Johnson also hurt performance despite an attractive valuation. In addition, Forest Labs detracted from returns when the stock failed to rally in spite of several positive announcements. On the plus side, Countrywide Financial, a consumer credit company, posted large gains as concerns about consumer weakness and the potential impact of rising interest rates abated. Brokerage firm Legg Mason benefited from an improved equity environment, and Newmont Mining moved up along with accelerating gold prices. Gilead Sciences performed well as sales of its anti-viral drugs exceeded expectations. The fund no longer holds Legg Mason and Gilead Sciences.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Bank of America Corp.	3.2	0.0
Microsoft Corp.	2.9	3.5
Countrywide Financial Corp.	2.6	0.0
Bear Stearns Companies, Inc.	2.5	1.9
3M Co.	2.5	2.6
Fidelity National Financial, Inc.	2.4	2.4
Western Digital Corp.	2.4	2.2
InterActiveCorp	2.4	0.0
Analog Devices, Inc.	2.3	0.0
Pogo Producing Co.	2.3	2.4
	25.5
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.5	19.0
Information Technology	17.2	14.0
Health Care	13.8	15.1
Consumer Staples	10.7	8.5
Consumer Discretionary	10.4	14.3
Asset Allocation (% of fund's net assets)
As of October 31, 2003*		As of April 30, 2003**
	Stocks 95.6%		Stocks 98.9%
	Short-Term Investments and Net Other Assets 4.4%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	3.1%	** Foreign investments	0.0%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.8%
Gentex Corp.	6,600	$ 257,730
Hotels, Restaurants & Leisure - 1.3%
International Game Technology	13,900	455,225
Household Durables - 1.3%
Hovnanian Enterprises, Inc. Class A (a)	5,200	422,656
Internet & Catalog Retail - 2.4%
InterActiveCorp (a)	21,700	796,607
Media - 3.4%
Clear Channel Communications, Inc.	7,300	297,986
E.W. Scripps Co. Class A	3,400	315,894
Fox Entertainment Group, Inc. Class A (a)	18,800	520,760
		1,134,640
Specialty Retail - 1.2%
Advance Auto Parts, Inc. (a)	1,000	78,220
Gap, Inc.	10,000	190,800
Hollywood Entertainment Corp. (a)	9,600	145,920
		414,940
TOTAL CONSUMER DISCRETIONARY		3,481,798
CONSUMER STAPLES - 10.7%
Food & Staples Retailing - 3.3%
Sysco Corp.	11,000	370,260
Wal-Mart Stores, Inc.	6,800	400,860
Whole Foods Market, Inc. (a)	5,900	349,516
		1,120,636
Food Products - 4.9%
Bunge Ltd.	19,600	531,160
Dean Foods Co. (a)	17,700	535,425
Hershey Foods Corp.	3,100	239,010
Wm. Wrigley Jr. Co.	5,900	332,760
		1,638,355
Personal Products - 2.5%
Estee Lauder Companies, Inc. Class A	4,000	149,560
Gillette Co.	21,900	698,610
		848,170
TOTAL CONSUMER STAPLES		3,607,161
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - 6.1%
Oil & Gas - 6.1%
Burlington Resources, Inc.	4,200	$ 204,288
Exxon Mobil Corp.	9,800	358,484
Occidental Petroleum Corp.	20,200	712,252
Pogo Producing Co.	18,600	777,666
		2,052,690
FINANCIALS - 17.5%
Capital Markets - 5.6%
Bear Stearns Companies, Inc.	10,900	831,125
E*TRADE Group, Inc. (a)	31,800	327,540
Lehman Brothers Holdings, Inc.	9,900	712,800
		1,871,465
Commercial Banks - 3.3%
Bank of America Corp.	14,000	1,060,219
Popular, Inc.	1,100	49,500
		1,109,719
Diversified Financial Services - 1.1%
Citigroup, Inc.	7,700	364,980
Insurance - 4.8%
American International Group, Inc.	1,500	91,245
Fidelity National Financial, Inc.	26,125	807,785
First American Corp., California	11,900	340,935
Markel Corp. (a)	300	75,717
PartnerRe Ltd.	5,900	320,193
		1,635,875
Thrifts & Mortgage Finance - 2.7%
Countrywide Financial Corp.	8,424	885,531
Golden West Financial Corp., Delaware	300	30,129
		915,660
TOTAL FINANCIALS		5,897,699
HEALTH CARE - 13.8%
Biotechnology - 0.8%
Gilead Sciences, Inc. (a)	4,900	267,442
Health Care Equipment & Supplies - 3.8%
Boston Scientific Corp. (a)	2,800	189,616
Fisher Scientific International, Inc. (a)	14,900	599,725
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Medtronic, Inc.	3,300	$ 150,381
St. Jude Medical, Inc. (a)	5,800	337,328
		1,277,050
Health Care Providers & Services - 0.5%
PacifiCare Health Systems, Inc. (a)	2,900	172,550
Pharmaceuticals - 8.7%
Endo Pharmaceuticals Holdings, Inc. (a)	29,900	489,164
Eon Labs, Inc. (a)	1,200	50,532
Forest Laboratories, Inc. (a)	10,900	545,109
Johnson & Johnson	13,000	654,290
Merck & Co., Inc.	13,200	584,100
Pfizer, Inc.	11,300	357,080
Pharmaceutical Resources, Inc. (a)	3,200	231,296
		2,911,571
TOTAL HEALTH CARE		4,628,613
INDUSTRIALS - 9.2%
Aerospace & Defense - 0.6%
United Defense Industries, Inc. (a)	6,000	194,400
Commercial Services & Supplies - 0.9%
Corinthian Colleges, Inc. (a)	4,900	303,408
Industrial Conglomerates - 4.1%
3M Co.	10,400	820,248
General Electric Co.	19,000	551,190
		1,371,438
Machinery - 2.2%
Caterpillar, Inc.	1,800	131,904
Navistar International Corp. (a)	15,300	618,579
		750,483
Road & Rail - 1.4%
CSX Corp.	14,600	464,572
TOTAL INDUSTRIALS		3,084,301
INFORMATION TECHNOLOGY - 17.2%
Communications Equipment - 4.8%
Avocent Corp. (a)	14,500	548,100
Cisco Systems, Inc. (a)	1,600	33,568
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)	13,100	$ 236,324
Foundry Networks, Inc. (a)	28,300	658,258
NetScreen Technologies, Inc. (a)	5,200	138,424
		1,614,674
Computers & Peripherals - 3.0%
International Business Machines Corp.	600	53,688
SanDisk Corp. (a)	1,700	137,020
Western Digital Corp. (a)	59,500	800,275
		990,983
Electronic Equipment & Instruments - 0.4%
Amphenol Corp. Class A (a)	2,100	123,375
Internet Software & Services - 1.1%
United Online, Inc. (a)	13,400	385,786
IT Services - 1.2%
First Data Corp.	11,500	410,550
Semiconductors & Semiconductor Equipment - 3.8%
Analog Devices, Inc. (a)	17,700	784,641
Intel Corp.	7,700	254,485
Marvell Technology Group Ltd. (a)	4,600	201,802
MEMC Electronic Materials, Inc. (a)	3,900	43,680
		1,284,608
Software - 2.9%
Microsoft Corp.	36,600	957,090
TOTAL INFORMATION TECHNOLOGY		5,767,066
MATERIALS - 3.1%
Chemicals - 1.3%
Cytec Industries, Inc. (a)	12,000	418,920
Metals & Mining - 1.8%
Newmont Mining Corp. Holding Co.	14,000	612,920
TOTAL MATERIALS		1,031,840
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 3.1%
BellSouth Corp.	24,000	631,440
CenturyTel, Inc.	11,700	418,275
		1,049,715
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.9%
Nextel Communications, Inc. Class A (a)	25,500	$ 617,100
TOTAL TELECOMMUNICATION SERVICES		1,666,815
UTILITIES - 2.6%
Electric Utilities - 0.9%
PPL Corp.	7,400	295,408
Multi-Utilities & Unregulated Power - 1.7%
Constellation Energy Group, Inc.	16,200	589,194
TOTAL UTILITIES		884,602
TOTAL COMMON STOCKS (Cost $29,633,979)		32,102,585
Money Market Funds - 3.7%

Fidelity Cash Central Fund, 1.07% (b)	416,853	416,853
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	813,750	813,750
TOTAL MONEY MARKET FUNDS (Cost $1,230,603)		1,230,603
TOTAL INVESTMENT PORTFOLIO - 99.3% (Cost $30,864,582)		33,333,188
NET OTHER ASSETS - 0.7%		248,143
NET ASSETS - 100%		$ 33,581,331
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $63,066,753 and $67,906,353, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $3,314 for the period.
Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $22,068,000 of which $8,041,000, $9,804,000 and $4,223,000 will expire on October 31, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $773,010) (cost $30,864,582) - See accompanying schedule		$ 33,333,188
Receivable for investments sold		3,692,221
Receivable for fund shares sold		37,246
Dividends receivable		18,184
Interest receivable		693
Redemption fees receivable		4
Prepaid expenses		175
Other receivables		119
Total assets		37,081,830

Liabilities
Payable for investments purchased	$ 2,589,230
Payable for fund shares redeemed	50,654
Accrued management fee	8,595
Other payables and accrued expenses	38,270
Collateral on securities loaned, at value	813,750
Total liabilities		3,500,499

Net Assets		$ 33,581,331
Net Assets consist of:
Paid in capital		$ 53,165,588
Undistributed net investment income		65,963
Accumulated undistributed net realized gain (loss) on investments		(22,118,826)
Net unrealized appreciation (depreciation) on investments		2,468,606
Net Assets, for 4,052,222 shares outstanding		$ 33,581,331
Net Asset Value, offering price and redemption price per share ($33,581,331 ÷ 4,052,222 shares)		$ 8.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2003

Investment Income
Dividends		$ 392,090
Interest		7,420
Security lending		1,140
Total income		400,650

Expenses
Management fee Basic fee	$ 189,151
Performance adjustment	(104,434)
Transfer agent fees	147,217
Accounting and security lending fees	60,565
Non-interested trustees' compensation	134
Custodian fees and expenses	10,528
Registration fees	16,326
Audit	24,592
Legal	234
Miscellaneous	6,694
Total expenses before reductions	351,007
Expense reductions	(16,320)	334,687
Net investment income (loss)		65,963
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(3,952,481)
Change in net unrealized appreciation (depreciation) on investment securities		8,243,860
Net gain (loss)		4,291,379
Net increase (decrease) in net assets resulting from operations		$ 4,357,342

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 65,963	$ (327,178)
Net realized gain (loss)	(3,952,481)	(9,792,914)
Change in net unrealized appreciation (depreciation)	8,243,860	(6,055,088)
Net increase (decrease) in net assets resulting from operations	4,357,342	(16,175,180)
Share transactions Net proceeds from sales of shares	4,766,364	18,818,947
Cost of shares redeemed	(8,758,011)	(18,574,772)
Net increase (decrease) in net assets resulting from share transactions	(3,991,647)	244,175
Redemption fees	1,991	9,782
Total increase (decrease) in net assets	367,686	(15,921,223)

Net Assets
Beginning of period	33,213,645	49,134,868
End of period (including undistributed net investment income of $65,963 and undistributed net investment income of $0, respectively)	$ 33,581,331	$ 33,213,645
Other Information Shares
Sold	641,207	1,815,008
Redeemed	(1,164,326)	(1,901,635)
Net increase (decrease)	(523,119)	(86,627)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 7.26	$ 10.54	$ 15.92	$ 15.30	$ 12.03
Income from Investment Operations
Net investment income (loss) C	.02	(.07)	.01	.02	.03
Net realized and unrealized gain (loss)	1.01	(3.21)	(4.12)	2.63	3.50
Total from investment operations	1.03	(3.28)	(4.11)	2.65	3.53
Distributions from net investment income	-	-	(.02)	(.04)	(.02)
Distributions from net realized gain	-	-	(1.25)	(1.99)	(.24)
Total distributions	-	-	(1.27)	(2.03)	(.26)
Redemption fees added to paid in capital C, E	-	-	-	-	-
Net asset value, end of period	$ 8.29	$ 7.26	$ 10.54	$ 15.92	$ 15.30
Total Return A, B	14.19%	(31.12)%	(27.74)%	18.54%	29.80%
Ratios to Average Net Assets D
Expenses before expense reductions	1.08%	1.33%	1.26%	1.03%	.89%
Expenses net of voluntary waivers, if any	1.08%	1.33%	1.26%	1.03%	.89%
Expenses net of all reductions	1.03%	1.20%	1.22%	1.02%	.86%
Net investment income (loss)	.20%	(.71)%	.09%	.10%	.22%
Supplemental Data
Net assets, end of period (000 omitted)	$ 33,581	$ 33,214	$ 49,135	$ 72,466	$ 50,273
Portfolio turnover rate	199%	256%	309%	94%	128%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

1. Significant Accounting Policies.

Fidelity Focused Stock Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to capital loss carryforwards and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,199,879	|
Unrealized depreciation	(782,150)
Net unrealized appreciation (depreciation)	2,417,729
Undistributed ordinary income	65,963
Capital loss carryforward	(22,067,947)
Cost for federal income tax purposes	$ 30,915,459

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .26% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .45% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $7,405 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $16,320 for the period.

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Focused Stock Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Focused Stock Fund (a fund of Fidelity Capital Trust) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Focused Stock Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 8, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Focused Stock (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment:1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Philip L. Bullen (44)

Year of Election or Appointment: 2001

Vice President of Focused Stock. Mr. Bullen also serves as Vice President of certain Equity Funds (2001) and certain High Income Funds (2001). He is Senior Vice President of FMR (2001) and FMR Co., Inc. (2001), President and a Director of Fidelity Management & Research (Far East) Inc. (2001), President and a Director of Fidelity Management & Research (U.K.) Inc. (2002), and a Director of Strategic Advisers, Inc. (2002). Before joining Fidelity Investments, Mr. Bullen was President and Chief Investment Officer of Santander Global Advisors (1997-2000) and President and Chief Executive Officer of Boston's Baring Asset Management Inc. (1994-1997).

Bahaa Fam (46)
Year of Election or Appointment: 2001 Vice President of Focused Stock. Prior to assuming his current responsibilities, Mr. Fam managed a variety of Fidelity funds.
Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Focused Stock. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Focused Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Focused Stock. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Focused Stock. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Focused Stock. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1996 Assistant Treasurer of Focused Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Focused Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Focused Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Focused Stock. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Contrafund ® II

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

TQG-UANN-1203
1.784778.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Capital Appreciation

Fund

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of the McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Capital Appreciation	44.53%	8.24%	10.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Capital Appreciation Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Standard & Poor's 500SM Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Harry Lange, Portfolio Manager of Fidelity® Capital Appreciation Fund

After falling for three of the first four months of the one-year period ending October 31, 2003, equities advanced strongly in seven of the next eight months. Early on, stocks were tempered by corporate accounting scandals, a lack of capital spending, economic weakness and the specter of war with Iraq. But the market climate improved in the spring of 2003, sparked by stronger-than-expected growth in first-quarter corporate earnings and gross domestic product (GDP), as well as the end of major hostilities in Iraq. Second- and third-quarter earnings and GDP reports also were strong. Despite a slight pullback in September, investors picked up the pace again in October, partly as a result of the Federal Reserve Board's announcement that it had no intention of raising interest rates for quite some time. For the 12 months overall, the Standard & Poor's 500SM Index gained 20.80%; the blue-chip, large-cap bellwether Dow Jones Industrial AverageSM returned 19.42%; and the technology-rich NASDAQ Composite® Index advanced 46.04%.

As investors reacquainted themselves with equities, Fidelity Capital Appreciation Fund benefited accordingly. The fund generated a return of 44.53% for the 12 months ending October 31, 2003, compared to 20.80% for the S&P 500®, and 22.01% for the LipperSM Capital Appreciation Funds average. The fund realized healthy gains from many of its higher-growth positions within the technology, wireless and financial services areas. Top-performing stocks included Internet names such as Yahoo! and Expedia, cellphone handset maker Motorola and several brokerage stocks, including Ameritrade, which benefited not only from a rising market, but also from increased trading volumes and underwriting activity. The fund did not own Yahoo! at the end of October. Homebuilders also performed well, and the fund's longstanding stake in Lennar contributed positively. Disappointing performances came from Tenet Healthcare, Micron Technology and Dell Computer. The fund liquidated its Tenet position as the company's troubles mounted, then bought back in too soon. Micron didn't keep up with worldwide semiconductor demand, and inopportune trading in Dell also detracted.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Liberty Media Corp. Class A	4.6	3.9
Motorola, Inc.	4.5	2.3
Seagate Technology	4.2	0.0
Lennar Corp. Class A	4.1	4.9
Genentech, Inc.	2.4	0.0
Viacom, Inc. Class B (non-vtg.)	2.4	2.9
Time Warner, Inc.	2.3	2.7
Dell, Inc.	2.2	0.8
Univision Communications, Inc. Class A	2.0	3.4
Microsoft Corp.	2.0	3.8
	30.7
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	31.7	28.6
Consumer Discretionary	27.1	28.9
Financials	13.3	10.4
Health Care	11.6	12.4
Industrials	3.6	4.7
Asset Allocation (% of fund's net assets)
As of October 31, 2003 *		As of April 30, 2003 **
	Stocks 97.5%		Stocks 96.5%
	Short-Term Investments and Net Other Assets 2.5%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	21.2%	** Foreign investments	12.0%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 27.1%
Auto Components - 0.4%
NOK Corp.	400,000	$ 15,754
Distributors - 0.1%
Handleman Co.	92,100	1,635
Hotels, Restaurants & Leisure - 1.2%
McDonald's Corp.	400,000	10,004
Starbucks Corp. (a)	1,200,000	37,920
		47,924
Household Durables - 6.2%
Beazer Homes USA, Inc. (a)	100,000	9,950
D.R. Horton, Inc.	681,770	27,134
Daito Trust Construction Co.	442,500	13,685
George Wimpey PLC	1,000,000	5,541
Leggett & Platt, Inc.	93,400	1,951
Lennar Corp.:
Class A	1,738,408	159,673
Class B	192,381	16,708
Maytag Corp.	363,380	9,230
		243,872
Internet & Catalog Retail - 2.8%
Amazon.com, Inc. (a)	560,300	30,492
eBay, Inc. (a)	186,600	10,438
InterActiveCorp (a)	1,697,412	62,312
Senshukai Co. Ltd.	582,000	7,131
		110,373
Media - 14.4%
Cablevision Systems Corp. - NY Group Class A (a)	279,800	5,652
Clear Channel Communications, Inc.	200,000	8,164
Comcast Corp.:
Class A (a)	244,210	8,284
Class A (special) (a)	58,600	1,912
EchoStar Communications Corp. Class A (a)	74,700	2,863
Fox Entertainment Group, Inc. Class A (a)	200,000	5,540
General Motors Corp. Class H (a)	934,200	15,349
Lamar Advertising Co. Class A (a)	200,000	6,060
Liberty Media Corp. Class A (a)	17,819,490	179,794
News Corp. Ltd. ADR	467,500	16,666
Playboy Enterprises, Inc.:
Class A (a)	25,000	365
Class B (non-vtg.) (a)	2,325,600	36,024
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Radio One, Inc.:
Class A (a)	401,600	$ 6,438
Class D (non-vtg.) (a)	603,200	9,591
Time Warner, Inc. (a)	5,879,226	89,893
Univision Communications, Inc. Class A (a)	2,368,300	80,404
Viacom, Inc. Class B (non-vtg.)	2,367,900	94,408
		567,407
Specialty Retail - 1.7%
CarMax, Inc. (a)	93,600	2,949
Gadzooks, Inc. (a)	150,000	1,000
Gap, Inc.	586,900	11,198
Home Depot, Inc.	935,200	34,668
Toys 'R' Us, Inc. (a)	1,000,000	13,000
Yamada Denki Co. Ltd.	150,000	4,775
		67,590
Textiles Apparel & Luxury Goods - 0.3%
NIKE, Inc. Class B	186,800	11,937
TOTAL CONSUMER DISCRETIONARY		1,066,492
CONSUMER STAPLES - 2.6%
Beverages - 0.4%
PepsiCo, Inc.	1,800	86
Robert Mondavi Corp. Class A (a)	200,000	7,010
The Coca-Cola Co.	200,000	9,280
		16,376
Food & Staples Retailing - 0.8%
Sysco Corp.	279,900	9,421
Whole Foods Market, Inc. (a)	374,000	22,156
		31,577
Food Products - 0.9%
American Italian Pasta Co. Class A (a)	233,800	8,941
McCormick & Co., Inc. (non-vtg.)	695,000	20,600
Tyson Foods, Inc. Class A	282,200	4,027
		33,568
Personal Products - 0.3%
Avon Products, Inc.	164,380	11,171
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 0.2%
Altria Group, Inc.	207,100	$ 9,630
TOTAL CONSUMER STAPLES		102,322
ENERGY - 3.1%
Energy Equipment & Services - 2.1%
BJ Services Co. (a)	93,300	3,061
Carbo Ceramics, Inc.	467,230	19,624
ENSCO International, Inc.	466,970	12,305
GlobalSantaFe Corp.	200,000	4,502
Grant Prideco, Inc. (a)	65,000	737
Maverick Tube Corp. (a)	500,000	8,445
Nabors Industries Ltd. (a)	64,575	2,441
Noble Corp. (a)	900,000	30,897
Transocean, Inc. (a)	127,196	2,441
		84,453
Oil & Gas - 1.0%
Apache Corp.	93,500	6,519
Burlington Resources, Inc.	186,500	9,071
Chesapeake Energy Corp.	187,100	2,232
Cross Timbers Royalty Trust	1,380	35
EOG Resources, Inc.	150,000	6,321
Teekay Shipping Corp.	180,000	8,663
XTO Energy, Inc.	186,600	4,417
		37,258
TOTAL ENERGY		121,711
FINANCIALS - 13.3%
Capital Markets - 5.0%
Ameritrade Holding Corp. (a)	5,697,650	77,716
Charles Schwab Corp.	1,555,600	21,094
Daiwa Securities Group, Inc.	663,500	4,852
Goldman Sachs Group, Inc.	50,000	4,695
JAFCO Co. Ltd.	130,000	11,115
Merrill Lynch & Co., Inc.	513,600	30,405
Morgan Stanley	186,700	10,244
Nomura Holdings, Inc.	2,213,500	38,012
		198,133
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Commercial Banks - 3.5%
Fifth Third Bancorp	139,900	$ 8,109
Mitsubishi Tokyo Financial Group, Inc. (MTFG)	4,767	34,990
Mizuho Financial Group, Inc. (a)	11,697	28,620
Sumitomo Mitsui Financial Group, Inc.	6,027	30,316
Synovus Financial Corp.	186,600	5,150
UFJ Holdings, Inc. (a)	6,599	28,211
		135,396
Diversified Financial Services - 0.5%
Deutsche Boerse AG	186,908	10,354
Quanta Capital Holdings Ltd. (c)	935,600	9,450
		19,804
Insurance - 2.0%
Allstate Corp.	479,900	18,956
Axis Capital Holdings Ltd.	186,900	4,682
Millea Holdings, Inc.	2,231	26,584
Progressive Corp.	279,700	20,642
Sun Life Financial, Inc.	100,000	2,472
XL Capital Ltd. Class A	93,300	6,484
		79,820
Real Estate - 0.8%
Alexandria Real Estate Equities, Inc.	190,300	9,705
Apartment Investment & Management Co. Class A	93,300	3,816
Friedman, Billings, Ramsey Group, Inc. Class A	676,200	13,470
LNR Property Corp.	90,268	3,692
Mitsubishi Estate Co. Ltd.	200,000	1,917
		32,600
Thrifts & Mortgage Finance - 1.5%
Fannie Mae	462,800	33,178
Freddie Mac	5,600	314
Golden West Financial Corp., Delaware	187,000	18,780
Sovereign Bancorp, Inc.	374,200	7,787
		60,059
TOTAL FINANCIALS		525,812
HEALTH CARE - 11.6%
Biotechnology - 2.4%
Genentech, Inc. (a)	1,168,900	95,815
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - 3.8%
Biomet, Inc.	466,820	$ 16,740
Boston Scientific Corp. (a)	93,300	6,318
Fisher Scientific International, Inc. (a)	186,500	7,507
Medtronic, Inc.	573,300	26,125
St. Jude Medical, Inc. (a)	603,400	35,094
Stryker Corp.	93,300	7,568
Zimmer Holdings, Inc. (a)	810,000	51,686
		151,038
Health Care Providers & Services - 1.5%
Aetna, Inc.	420,200	24,124
Cardinal Health, Inc.	100,000	5,934
HCA, Inc.	155,500	5,948
Health Management Associates, Inc. Class A	150,000	3,323
McKesson Corp.	50,000	1,514
Tenet Healthcare Corp. (a)	475,000	6,555
UnitedHealth Group, Inc.	221,000	11,244
		58,642
Pharmaceuticals - 3.9%
Allergan, Inc.	93,300	7,055
Altana AG	93,300	5,859
Forest Laboratories, Inc. (a)	80,465	4,024
Johnson & Johnson	1,359,900	68,444
Merck & Co., Inc.	1,321,400	58,472
Pfizer, Inc.	280,900	8,876
Sepracor, Inc. (a)	20,000	533
		153,263
TOTAL HEALTH CARE		458,758
INDUSTRIALS - 3.6%
Air Freight & Logistics - 1.3%
FedEx Corp.	654,050	49,551
Airlines - 0.1%
JetBlue Airways Corp. (a)	6,700	386
Southwest Airlines Co.	279,700	5,426
		5,812
Commercial Services & Supplies - 2.0%
Cintas Corp.	100,000	4,266
Corinthian Colleges, Inc. (a)	93,200	5,771
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
HON Industries, Inc.	108,700	$ 4,457
Hudson Highland Group, Inc. (a)	42,637	939
Monster Worldwide, Inc. (a)	568,500	14,480
Republic Services, Inc.	282,600	6,570
Robert Half International, Inc. (a)	955,300	22,555
Waste Management, Inc.	747,200	19,367
		78,405
Machinery - 0.1%
THK Co. Ltd.	275,100	5,580
Road & Rail - 0.1%
Union Pacific Corp.	50,000	3,130
TOTAL INDUSTRIALS		142,478
INFORMATION TECHNOLOGY - 31.7%
Communications Equipment - 7.0%
Cable Design Technologies Corp. (a)	750,000	7,230
Cisco Systems, Inc. (a)	2,200,900	46,175
Comverse Technology, Inc. (a)	322,900	5,825
Juniper Networks, Inc. (a)	467,600	8,412
Lucent Technologies, Inc. (a)	34,789	111
Motorola, Inc.	12,992,500	175,789
Nokia Corp. sponsored ADR	1,826,000	31,024
		274,566
Computers & Peripherals - 7.3%
Dell, Inc. (a)	2,429,400	87,750
EMC Corp. (a)	2,059,800	28,508
Hewlett-Packard Co.	93,500	2,086
Seagate Technology	7,180,800	165,015
Sun Microsystems, Inc. (a)	946,700	3,749
		287,108
Electronic Equipment & Instruments - 0.5%
Celestica, Inc. (sub. vtg.) (a)	93,400	1,325
Nichicon Corp.	966,800	11,239
Solectron Corp. (a)	934,100	5,175
Tech Data Corp. (a)	57,100	1,880
		19,619
Internet Software & Services - 4.1%
Homestore, Inc. (a)	2,548,560	8,920
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Sina Corp. (a)	1,122,100	$ 43,347
Yahoo Japan Corp. (a)	3,732	55,332
Yahoo Japan Corp. New (a)	3,732	55,671
		163,270
IT Services - 0.9%
Affiliated Computer Services, Inc. Class A (a)	93,400	4,570
Ceridian Corp. (a)	933,400	19,601
DST Systems, Inc. (a)	187,100	7,076
Pegasus Solutions, Inc. (a)	605,350	6,610
		37,857
Semiconductors & Semiconductor Equipment - 8.8%
Agere Systems, Inc.:
Class A (a)	375	1
Class B (a)	942,003	3,193
Analog Devices, Inc. (a)	1,216,000	53,905
ASML Holding NV (NY Shares) (a)	300,000	5,265
Intel Corp.	1,579,200	52,193
Intersil Corp. Class A	276,800	7,139
KLA-Tencor Corp. (a)	921,900	52,853
Marvell Technology Group Ltd. (a)	93,400	4,097
Micron Technology, Inc. (a)	1,452,000	20,822
Novellus Systems, Inc. (a)	113,800	4,699
Samsung Electronics Co. Ltd.	150,000	59,569
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (a)	356,400	3,942
Teradyne, Inc. (a)	2,442,300	55,636
Texas Instruments, Inc.	465,600	13,465
Xilinx, Inc. (a)	279,900	8,873
		345,652
Software - 3.1%
BEA Systems, Inc. (a)	1,815,195	25,231
Microsoft Corp.	3,001,700	78,494
Network Associates, Inc. (a)	93,600	1,304
Nippon System Development Co. Ltd.	125,000	2,280
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Oracle Corp. (a)	1,000,000	$ 11,960
Portal Software, Inc. (a)	194,440	3,111
		122,380
TOTAL INFORMATION TECHNOLOGY		1,250,452
MATERIALS - 2.9%
Chemicals - 1.0%
BOC Group PLC	46,600	634
Dow Chemical Co.	279,850	10,548
Lyondell Chemical Co.	186,700	2,670
Nitto Denko Corp.	400,000	20,993
Praxair, Inc.	50,000	3,479
		38,324
Construction Materials - 0.3%
Lafarge North America, Inc.	640	23
Martin Marietta Materials, Inc.	300,000	12,291
		12,314
Containers & Packaging - 0.2%
Pactiv Corp. (a)	400,000	8,820
Metals & Mining - 1.4%
Alcoa, Inc.	300,000	9,471
Newmont Mining Corp. Holding Co.	200,000	8,756
Pechiney SA Series A	100,000	5,508
Phelps Dodge Corp. (a)	495,400	30,586
		54,321
TOTAL MATERIALS		113,779
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.7%
AT&T Corp.	150,980	2,807
Citizens Communications Co. (a)	1,073,100	13,360
NTL, Inc. (a)	187,036	11,546
		27,713
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 0.7%
KDDI Corp.	4,664	$ 25,327
NTT DoCoMo, Inc.	1,355	2,933
		28,260
TOTAL TELECOMMUNICATION SERVICES		55,973
UTILITIES - 0.2%
Electric Utilities - 0.1%
Edison International (a)	93,300	1,839
Multi-Utilities & Unregulated Power - 0.1%
Equitable Resources, Inc.	100,000	4,120
TOTAL UTILITIES		5,959
TOTAL COMMON STOCKS (Cost $3,149,221)		3,843,736
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (d)	15,100	0
Nonconvertible Preferred Stocks - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
Freeport-McMoRan Copper & Gold, Inc. (depositary shares) (Cost $415)	9,100	81
Money Market Funds - 6.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.07% (b)	157,670,597	$ 157,671
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	114,528,376	114,528
TOTAL MONEY MARKET FUNDS (Cost $272,199)		272,199
TOTAL INVESTMENT PORTFOLIO - 104.4% (Cost $3,421,835)		4,116,016
NET OTHER ASSETS - (4.4)%		(173,460)
NET ASSETS - 100%		$ 3,942,556
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,450,000 or 0.2% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 260
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	78.8%
Japan	10.8%
Cayman Islands	5.1%
Korea (South)	1.5%
Hong Kong	1.1%
Others (individually less than 1%)	2.7%
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $2,494,047,000 and $1,268,481,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $183,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $120,739) (cost $3,421,835) - See accompanying schedule		$ 4,116,016
Receivable for investments sold		175
Receivable for fund shares sold		20,413
Dividends receivable		1,391
Interest receivable		105
Prepaid expenses		15
Other receivables		103
Total assets		4,138,218

Liabilities
Payable to custodian bank	$ 3
Payable for investments purchased	71,607
Payable for fund shares redeemed	6,734
Accrued management fee	2,197
Other payables and accrued expenses	593
Collateral on securities loaned, at value	114,528
Total liabilities		195,662

Net Assets		$ 3,942,556
Net Assets consist of:
Paid in capital		$ 3,252,017
Accumulated net investment loss		(5,860)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,210
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		694,189
Net Assets, for 167,540 shares outstanding		$ 3,942,556
Net Asset Value, offering price and redemption price per share ($3,942,556 ÷ 167,540 shares)		$ 23.53

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2003

Investment Income
Dividends		$ 12,008
Interest		1,068
Security lending		663
Total income		13,739

Expenses
Management fee Basic fee	$ 13,929
Performance adjustment	1,783
Transfer agent fees	5,199
Accounting and security lending fees	486
Non-interested trustees' compensation	9
Appreciation in deferred trustee compensation account	4
Custodian fees and expenses	122
Registration fees	154
Audit	46
Legal	13
Miscellaneous	126
Total expenses before reductions	21,871
Expense reductions	(647)	21,224
Net investment income (loss)		(7,485)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	147,566
Foreign currency transactions	(374)
Total net realized gain (loss)		147,192
Change in net unrealized appreciation (depreciation) on: Investment securities	810,762
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		810,769
Net gain (loss)		957,961
Net increase (decrease) in net assets resulting from operations		$ 950,476

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (7,485)	$ (7,237)
Net realized gain (loss)	147,192	(100,914)
Change in net unrealized appreciation (depreciation)	810,769	(133,024)
Net increase (decrease) in net assets resulting from operations	950,476	(241,175)
Share transactions Net proceeds from sales of shares	1,889,274	242,587
Cost of shares redeemed	(602,183)	(414,424)
Net increase (decrease) in net assets resulting from share transactions	1,287,091	(171,837)
Total increase (decrease) in net assets	2,237,567	(413,012)

Net Assets
Beginning of period	1,704,989	2,118,001
End of period (including accumulated net investment loss of $5,860 and accumulated net investment loss of $4,005, respectively)	$ 3,942,556	$ 1,704,989
Other Information Shares
Sold	94,307	12,958
Redeemed	(31,466)	(22,317)
Net increase (decrease)	62,841	(9,359)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 16.28	$ 18.57	$ 25.82	$ 25.73	$ 19.29
Income from Investment Operations
Net investment income (loss) C	(.06)	(.07)	.04	.04 D	.13
Net realized and unrealized gain (loss)	7.31	(2.22)	(5.01)	2.11	6.86
Total from investment operations	7.25	(2.29)	(4.97)	2.15	6.99
Distributions from net investment income	-	-	(.15)	(.57)	(.10)
Distributions from net realized gain	-	-	(2.13)	(1.49)	(.45)
Total distributions	-	-	(2.28)	(2.06)	(.55)
Net asset value, end of period	$ 23.53	$ 16.28	$ 18.57	$ 25.82	$ 25.73
Total Return A,B	44.53%	(12.33)%	(20.86)%	8.14%	36.98%
Ratios to Average Net Assets E
Expenses before expense reductions	.91%	1.07%	.94%	.85%	.67%
Expenses net of voluntary waivers, if any	.91%	1.07%	.94%	.85%	.67%
Expenses net of all reductions	.88%	1.03%	.91%	.83%	.65%
Net investment income (loss)	(.31)%	(.35)%	.17%	.15%	.56%
Supplemental Data
Net assets, end of period (in millions)	$ 3,943	$ 1,705	$ 2,118	$ 2,948	$ 2,936
Portfolio turnover rate	54%	80%	120%	85%	78%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Capital Appreciation Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), Partnerships and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 835,469	|
Unrealized depreciation	(149,306)
Net unrealized appreciation (depreciation)	686,163
Undistributed ordinary income	1,028
Undistributed long-term capital gain	3,347
Capital loss carryforward	-
Cost for federal income tax purposes	$ 3,429,853

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .65% of the fund's average net assets.

Sales Load. Prior to October 12, 1990, Fidelity Distributors Corporation (FDC), an affiliate of FMR, received a deferred sales charge of up to 1%. Shares purchased before October 12, 1990 are subject to a 1% deferred sales charge upon redemption. For the period, FDC received deferred sales charges of $93, all of which was retained on redemption of shares of the fund.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,066 for the period.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Although the fund did not receive collateral equal to the full amount due from the borrowers at period end, subsequently the full amount was received.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $640 for the period.In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $7.

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Capital Appreciation Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Capital Appreciation Fund (a fund of Fidelity Capital Trust) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Capital Appreciation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 8, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Capital Appreciation (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Capital Appreciation. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Harry W. Lange (51)

Year of Election or Appointment: 1997

Vice President of Capital Appreciation. Mr. Lange is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Lange managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Capital Appreciation. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Capital Appreciation. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Capital Appreciation. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Capital Appreciation. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Capital Appreciation. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Capital Appreciation. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Capital Appreciation. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Capital Appreciation. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Capital Appreciation. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Capital Appreciation Fund voted to pay on December 8, 2003, to shareholders of record at the opening of business on December 5, 2003, a distribution of $.02 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.01 per share from net investment income.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.
New York, NY

Fidelity's Growth Funds

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Fidelity Value Discovery Fund

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Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CAF-UANN-1203
1.784775.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Small Cap Independence
Fund

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity® Small Cap Independence Fund	24.41%	7.70%	7.90%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Independence Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Russell 2000® Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Jamie Harmon, Portfolio Manager of Fidelity® Small Cap Independence Fund

After falling for three of the first four months of the one-year period ending October 31, 2003, equities advanced strongly in seven of the next eight months. Early on, stocks were tempered by corporate accounting scandals, a lack of capital spending, economic weakness and the specter of war with Iraq. But the market climate improved in the spring of 2003, sparked by stronger-than-expected growth in first-quarter corporate earnings and gross domestic product (GDP), as well as the end of major hostilities in Iraq. Second- and third-quarter earnings and GDP reports also were strong. Despite a slight pullback in September, investors picked up the pace again in October, partly as a result of the Federal Reserve Board's announcement that it had no intention of raising interest rates for quite some time. For the 12 months overall, the Standard & Poor's 500SM Index gained 20.80%; the blue-chip, large-cap bellwether Dow Jones Industrial AverageSM returned 19.42%; and the technology-rich NASDAQ Composite® Index advanced 46.04%.

Fidelity Small Cap Independence Fund gained 24.41% for the year ending October 31, 2003. In comparison, the Russell 2000® Index and the LipperSM Small-Cap Funds Average returned 43.36% and 37.07%, respectively. In general, the fund's emphasis on higher-quality stocks hurt results versus its benchmarks. I stayed true to my investment style and continued to focus on steady growing niche companies that I felt were well-positioned for the long term and were trading at reasonable valuations. While this has been a successful strategy for the fund on a multi-year basis, it didn't bear fruit over the past 12 months, as our stocks went up much less than the more aggressive names in the index. The fund suffered the most from its underexposure to surging technology stocks, particularly the beaten-down, riskier names that rallied the most. Security selection in health care also detracted, as we focused on lagging services companies - including Renal Care Group, LifePoint Hospitals and Alliance Imaging - while avoiding strong-performing biotechnology stocks. Conversely, some good picks in materials and consumer discretionary boosted returns, led by such gold and homebuilding stocks as Buenaventura and Pulte Homes, respectively. Several niche services issues, such as prison operator Corrections Corp. of America, also were standouts.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Corrections Corp. of America	4.0	4.7
Philadelphia Consolidated Holding Corp.	2.6	2.5
Affiliated Computer Services, Inc. Class A	2.3	0.0
Fisher Scientific International, Inc.	2.0	2.2
Compania de Minas Buenaventura SA sponsored ADR	2.0	0.7
ExpressJet Holdings, Inc. Class A	1.9	0.0
Omnicare, Inc.	1.9	1.6
United Auto Group, Inc.	1.9	0.0
Pulte Homes, Inc.	1.7	0.0
BJ's Wholesale Club, Inc.	1.7	0.0
	22.0
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.4	8.2
Financials	20.2	17.2
Information Technology	20.2	3.8
Health Care	14.6	41.0
Industrials	7.9	10.2
Asset Allocation (% of fund's net assets)
As of October 31, 2003 *		As of April 30, 2003 **
	Stocks 99.1%		Stocks 91.9%
	Short-Term Investments and Net Other Assets 0.9%		Short-Term Investments and Net Other Assets 8.1%
* Foreign investments	5.9%	** Foreign investments	8.8%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 24.4%
Auto Components - 3.0%
Keystone Automotive Industries, Inc. (a)	551,636	$ 13,642
LKQ Corp. (a)	352,700	6,102
Midas, Inc. (a)	451,800	6,063
Superior Industries International, Inc.	50,200	2,134
		27,941
Distributors - 0.2%
Advanced Marketing Services, Inc.	113,700	1,302
Hotels, Restaurants & Leisure - 4.0%
AFC Enterprises, Inc. (a)	353,900	5,928
Ambassadors Group, Inc. (a)	151,434	2,886
Buca, Inc. (a)	638,304	3,568
Choice Hotels International, Inc. (a)	50,800	1,677
Outback Steakhouse, Inc.	232,400	9,761
Penn National Gaming, Inc. (a)	420,300	9,957
Ruby Tuesday, Inc.	138,400	3,785
		37,562
Household Durables - 6.5%
American Greetings Corp. Class A (a)	136,400	2,909
Blyth, Inc.	59,100	1,654
Hovnanian Enterprises, Inc. Class A (a)	67,600	5,495
Jarden Corp. (a)	244,100	10,079
KB Home	52,600	3,603
M.D.C. Holdings, Inc.	34,100	2,296
Pulte Homes, Inc.	189,000	16,350
Ryland Group, Inc.	34,700	3,085
Standard Pacific Corp.	323,800	15,494
		60,965
Leisure Equipment & Products - 0.2%
Concord Camera Corp. (a)	115,000	1,477
Media - 1.4%
Journal Communications, Inc. Class A	268,000	4,768
R.H. Donnelley Corp. (a)	91,600	3,929
Reader's Digest Association, Inc. (non-vtg.)	311,300	4,585
		13,282
Specialty Retail - 7.7%
Asbury Automotive Group, Inc. (a)	252,300	4,289
Big 5 Sporting Goods Corp. (a)	153,000	2,857
Group 1 Automotive, Inc. (a)	105,300	3,731
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Kirkland's, Inc. (a)	372,100	$ 8,205
Lithia Motors, Inc. Class A	76,400	1,805
Pomeroy IT Solutions, Inc.	137,766	1,981
Regis Corp.	187,637	7,134
Sonic Automotive, Inc. Class A	406,300	9,223
The Pep Boys - Manny, Moe & Jack	506,700	9,744
Ultimate Electronics, Inc. (a)	220,200	1,980
United Auto Group, Inc.	670,600	17,415
Whitehall Jewellers, Inc. (a)	300,500	3,675
		72,039
Textiles Apparel & Luxury Goods - 1.4%
Columbia Sportswear Co. (a)	45,000	2,621
Maxwell Shoe Co., Inc. Class A (a)	147,800	2,365
Skechers U.S.A., Inc. Class A (a)	354,900	2,672
Vans, Inc. (a)	207,900	2,335
Warnaco Group, Inc. (a)	167,600	2,925
		12,918
TOTAL CONSUMER DISCRETIONARY		227,486
CONSUMER STAPLES - 5.2%
Beverages - 1.2%
Constellation Brands, Inc. Class A (a)	282,900	8,875
Robert Mondavi Corp. Class A (a)	57,600	2,019
		10,894
Food & Staples Retailing - 2.5%
BJ's Wholesale Club, Inc. (a)	635,683	16,331
Rite Aid Corp. (a)	1,240,174	7,106
		23,437
Food Products - 1.0%
Fresh Del Monte Produce, Inc.	82,600	2,065
Interstate Bakeries Corp.	523,650	7,687
		9,752
Personal Products - 0.5%
NBTY, Inc. (a)	169,100	4,608
TOTAL CONSUMER STAPLES		48,691
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 3.1%
Energy Equipment & Services - 1.4%
Hydril Co. (a)	85,100	$ 1,996
National-Oilwell, Inc. (a)	118,005	2,250
Oil States International, Inc. (a)	347,000	4,251
Varco International, Inc. (a)	131,900	2,320
W-H Energy Services, Inc. (a)	111,564	1,749
		12,566
Oil & Gas - 1.7%
Evergreen Resources, Inc. (a)	89,000	2,440
Penn Virginia Corp.	45,600	2,068
Prima Energy Corp. (a)	112,039	3,117
Quicksilver Resources, Inc. (a)	194,700	5,004
World Fuel Services Corp.	107,700	3,087
		15,716
TOTAL ENERGY		28,282
FINANCIALS - 20.2%
Commercial Banks - 2.7%
Center Financial Corp., California	118,900	2,624
East West Bancorp, Inc.	82,400	4,045
First Colonial Group, Inc.	23,800	1,509
Firstbank Corp., Michigan	3,085	98
Hanmi Financial Corp.	37,875	803
Nara Bancorp, Inc.	338,800	7,657
Pacific Union Bank	97,334	1,922
Provident Financial Services, Inc.	270,993	5,311
Wilshire State Bank, California (a)	40,000	1,140
		25,109
Consumer Finance - 1.0%
Student Loan Corp.	71,800	9,300
Diversified Financial Services - 0.0%
Instinet Group, Inc.	62,300	385
Insurance - 8.5%
Berkshire Hathaway, Inc. Class A (a)	154	11,983
Conseco, Inc. (a)	153,100	3,123
HCC Insurance Holdings, Inc.	140,390	4,091
IPC Holdings Ltd.	129,803	4,861
Montpelier Re Holdings Ltd.	277,879	9,203
Philadelphia Consolidated Holding Corp. (a)	504,016	23,764
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Reinsurance Group of America, Inc.	56,700	$ 2,265
RenaissanceRe Holdings Ltd.	207,906	9,352
StanCorp Financial Group, Inc.	75,600	4,767
USI Holdings Corp.	453,410	5,754
		79,163
Real Estate - 4.0%
Corrections Corp. of America (a)	1,514,619	37,197
Thrifts & Mortgage Finance - 4.0%
Bank Mutual Corp.	724,861	8,575
Farmer Mac Class C (non-vtg.) (a)	392,800	12,283
Harbor Florida Bancshares, Inc.	167,100	4,498
NetBank, Inc.	136,700	1,874
Rainier Pacific Financial Group, Inc. (a)(c)	463,315	7,807
W Holding Co., Inc.	76,200	1,775
Westfield Financial, Inc.	22,900	566
		37,378
TOTAL FINANCIALS		188,532
HEALTH CARE - 14.6%
Biotechnology - 0.2%
Embrex, Inc. (a)	235,093	2,407
Health Care Equipment & Supplies - 3.4%
DJ Orthopedics, Inc. (a)	71,100	1,276
Fisher Scientific International, Inc. (a)	471,781	18,989
ICU Medical, Inc. (a)	133,700	4,518
Respironics, Inc. (a)	158,748	6,618
		31,401
Health Care Providers & Services - 11.0%
Corvel Corp. (a)	257,060	9,277
Coventry Health Care, Inc. (a)	226,383	12,394
Hanger Orthopedic Group, Inc. (a)	825,908	14,082
IMPAC Medical Systems, Inc. (a)	33,300	784
Mid Atlantic Medical Services, Inc. (a)	222,833	13,013
Omnicare, Inc.	472,528	18,117
Renal Care Group, Inc. (a)	362,142	13,584
Universal Health Services, Inc. Class B (a)	302,810	14,247
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
VCA Antech, Inc. (a)	153,800	$ 4,343
WellChoice, Inc.	83,400	2,711
		102,552
TOTAL HEALTH CARE		136,360
INDUSTRIALS - 7.9%
Aerospace & Defense - 1.8%
Alliant Techsystems, Inc. (a)	132,742	6,871
United Defense Industries, Inc. (a)	312,167	10,114
		16,985
Airlines - 3.0%
ExpressJet Holdings, Inc. Class A (a)	1,185,500	18,138
MAIR Holdings, Inc. (a)	69,600	487
SkyWest, Inc.	496,096	9,173
		27,798
Building Products - 0.5%
Quixote Corp.	178,673	4,327
Commercial Services & Supplies - 1.4%
Wackenhut Corrections Corp. (a)(c)	607,800	12,654
Construction & Engineering - 1.2%
Chicago Bridge & Iron Co. NV	307,300	8,374
URS Corp. (a)	144,200	3,157
		11,531
TOTAL INDUSTRIALS		73,295
INFORMATION TECHNOLOGY - 20.2%
Communications Equipment - 0.8%
Applied Innovation, Inc. (a)	193,100	1,226
Emulex Corp. (a)	108,517	3,073
Optical Communication Products, Inc. (a)	202,300	475
QLogic Corp. (a)	43,400	2,433
		7,207
Computers & Peripherals - 1.9%
Komag, Inc. (a)	276,954	5,223
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Maxtor Corp. (a)	452,900	$ 6,191
Western Digital Corp. (a)	471,700	6,344
		17,758
Electronic Equipment & Instruments - 4.8%
Agilysys, Inc.	73,000	750
Arrow Electronics, Inc. (a)	707,900	15,114
Avnet, Inc. (a)	776,200	15,058
Bell Microproducts, Inc. (a)	226,300	1,910
CellStar Corp. (a)	43,700	537
Electro Scientific Industries, Inc. (a)	171,200	4,205
Manufacturers Services Ltd. (a)	119,600	736
NU Horizons Electronics Corp. (a)	178,500	1,432
Pemstar, Inc. (a)	210,900	740
Technitrol, Inc. (a)	169,432	3,694
Zomax, Inc. (a)	158,600	982
		45,158
Internet Software & Services - 2.0%
Bankrate, Inc. (a)	85,700	1,309
Homestore, Inc. (a)	705,018	2,468
Websense, Inc. (a)	616,626	14,429
		18,206
IT Services - 7.8%
Affiliated Computer Services, Inc. Class A (a)	431,926	21,134
Certegy, Inc.	164,700	5,544
Ciber, Inc. (a)	234,300	2,160
Computer Sciences Corp. (a)	263,100	10,424
CSG Systems International, Inc. (a)	954,800	10,971
DST Systems, Inc. (a)	198,500	7,507
The BISYS Group, Inc. (a)	710,200	10,156
Tier Technologies, Inc. Class B (a)	501,148	5,137
		73,033
Semiconductors & Semiconductor Equipment - 0.6%
Intersil Corp. Class A	226,300	5,836
Software - 2.3%
Aspen Technology, Inc. (a)	532,245	4,258
Dynamics Research Corp. (a)	200,200	3,415
Pervasive Software, Inc. (a)	562,368	4,499
QRS Corp. (a)	246,334	2,505
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Reynolds & Reynolds Co. Class A	201,500	$ 5,473
TALX Corp.	47,240	1,023
		21,173
TOTAL INFORMATION TECHNOLOGY		188,371
MATERIALS - 3.1%
Chemicals - 0.3%
Solutia, Inc.	1,068,700	2,853
Metals & Mining - 2.5%
Compania de Minas Buenaventura SA sponsored ADR	385,173	18,342
Meridian Gold, Inc. (a)	405,200	5,138
		23,480
Paper & Forest Products - 0.3%
Buckeye Technologies, Inc. (a)	317,500	2,861
TOTAL MATERIALS		29,194
TELECOMMUNICATION SERVICES - 0.3%
Wireless Telecommunication Services - 0.3%
SpectraSite, Inc. (a)	76,000	2,945
UTILITIES - 0.1%
Electric Utilities - 0.1%
Allegheny Energy, Inc. (a)	115,000	1,217
TOTAL COMMON STOCKS (Cost $780,124)		924,373
Nonconvertible Bonds - 0.0%
	Principal Amount (000s)
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
Delaware Global Technologies Corp. 6% 3/28/07	$ 1	0
TOTAL NONCONVERTIBLE BONDS (Cost $1)		0
Money Market Funds - 2.2%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.07% (b)	9,670,290	$ 9,670
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	10,822,100	10,822
TOTAL MONEY MARKET FUNDS (Cost $20,492)		20,492
TOTAL INVESTMENT PORTFOLIO - 101.3% (Cost $800,617)		944,865
NET OTHER ASSETS - (1.3)%		(12,163)
NET ASSETS - 100%		$ 932,702
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,771,231,000 and $1,868,059,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $365,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $10,582,000. The weighted average interest rate was 1.25%. Interest expense includes $5,000 paid under the interfund lending program. At period end there were no interfund loans outstanding.

Income Tax Information
At October 31, 2003, the fund had a capital loss carryforward of approximately $33,865,000 all of which will expire on October 31, 2010.
The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $10,949) (cost $800,617) - See accompanying schedule		$ 944,865
Receivable for investments sold		13,168
Receivable for fund shares sold		1,320
Dividends receivable		105
Interest receivable		6
Prepaid expenses		4
Other receivables		100
Total assets		959,568

Liabilities
Payable for investments purchased	$ 14,803
Payable for fund shares redeemed	752
Accrued management fee	426
Other payables and accrued expenses	63
Collateral on securities loaned, at value	10,822
Total liabilities		26,866

Net Assets		$ 932,702
Net Assets consist of:
Paid in capital		$ 824,920
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(36,466)
Net unrealized appreciation (depreciation) on investments		144,248
Net Assets, for 55,298 shares outstanding		$ 932,702
Net Asset Value, offering price and redemption price per share ($932,702 ÷ 55,298 shares)		$ 16.87

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2003

Investment Income
Dividends (including $20 received from affiliated issuers)		$ 2,366
Interest		362
Security lending		135
Total income		2,863

Expenses
Management fee Basic fee	$ 5,212
Performance adjustment	397
Transfer agent fees	2,632
Accounting and security lending fees	238
Non-interested trustees' compensation	3
Custodian fees and expenses	66
Registration fees	37
Audit	39
Legal	7
Interest	5
Miscellaneous	94
Total expenses before reductions	8,730
Expense reductions	(1,038)	7,692
Net investment income (loss)		(4,829)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $226 on sales of investments in affiliated issuers)	37,061
Foreign currency transactions	5
Total net realized gain (loss)		37,066
Change in net unrealized appreciation (depreciation) on investment securities		146,677
Net gain (loss)		183,743
Net increase (decrease) in net assets resulting from operations		$ 178,914

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (4,829)	$ (5,263)
Net realized gain (loss)	37,066	(55,421)
Change in net unrealized appreciation (depreciation)	146,677	(71,919)
Net increase (decrease) in net assets resulting from operations	178,914	(132,603)
Distributions to shareholders from net realized gain	-	(23,561)
Share transactions Net proceeds from sales of shares	213,113	704,707
Reinvestment of distributions	-	23,161
Cost of shares redeemed	(351,520)	(453,711)
Net increase (decrease) in net assets resulting from share transactions	(138,407)	274,157
Redemption fees	447	877
Total increase (decrease) in net assets	40,954	118,870

Net Assets
Beginning of period	891,748	772,878
End of period	$ 932,702	$ 891,748
Other Information Shares
Sold	14,983	43,891
Issued in reinvestment of distributions	-	1,414
Redeemed	(25,448)	(29,732)
Net increase (decrease)	(10,465)	15,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999 I	1999 H
Selected Per-Share Data
Net asset value, beginning of period	$ 13.56	$ 15.40	$ 16.87	$ 14.24	$ 13.83	$ 18.11
Income from Investment Operations
Net investment income (loss) E	(.08)	(.08)	.10 F	.03	.01	.07
Net realized and unrealized gain (loss)	3.38	(1.33)	(.81)	2.60	.47	(3.71)
Total from investment operations	3.30	(1.41)	(.71)	2.63	.48	(3.64)
Distributions from net investment income	-	-	(.03)	(.02)	(.07)	(.04)
Distributions from net realized gain	-	(.44)	(.74)	-	-	(.61)
Total distributions	-	(.44)	(.77)	(.02)	(.07)	(.65)
Redemption fees added to paid in capital E	.01	.01	.01	.02	- J	.01
Net asset value, end of period	$ 16.87	$ 13.56	$ 15.40	$ 16.87	$ 14.24	$ 13.83
Total Return B, C, D	24.41%	(9.58)%	(4.29)%	18.62%	3.48%	(20.61)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.06%	1.12%	.86%	.88%	.86% A	.89%
Expenses net of voluntary waivers, if any	1.06%	1.12%	.86%	.88%	.86% A	.89%
Expenses net of all reductions	.93%	.91%	.74%	.84%	.82% A	.85%
Net investment income (loss)	(.59)%	(.52)%	.66%	.20%	.15% A	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 933	$ 892	$ 773	$ 681	$ 556	$ 591
Portfolio turnover rate	220%	290%	450%	159%	173% A	96%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the former sales charges. E Calculated based on average shares outstanding during the period. F Investment income per share reflects a special dividend which amounted to $.05. G Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund. H For the period ended April 30. I Six months ended October 31. J Amount represents less than $.01 per-share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Small Cap Independence Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 154,239	|
Unrealized depreciation	(12,592)
Net unrealized appreciation (depreciation)	141,647
Capital loss carryforward	(33,865)

Cost for federal income tax purposes	$ 803,218

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Long-term Capital Gains	$ -	$ 23,561

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $354 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,032 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's expenses by $1 and $5, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Corrections Corp. of America	$ 1,283	$ 9,204	$ -	$ -
Hanger Orthopedic Group, Inc.	307	1,539	-	-
Rainier Pacific Financial Group, Inc.	398	-	-	7,807
U.S. Physical Therapy, Inc.	-	2,666	-	-
Unifirst Corp.	268	1,675	20	-
Wackenhut Corrections Corp.	1,976	-	-	12,654
TOTALS	$ 4,232	$ 15,084	$ 20	$ 20,461

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Capital Trust and Shareholders of Fidelity Small Cap Independence Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Independence Fund (the Fund), a fund of Fidelity Capital Trust (the Trust), including the portfolio of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Independence Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 12, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Small Cap Independence (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity Magellan Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (44)

Year of Election or Appointment: 2002

Vice President of Small Cap Independence. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

James M. Harmon (32)

Year of Election or Appointment: 2002

Vice President of Small Cap Independence. Mr. Harmon is also Vice President of other funds advised by FMR. Prior to assuming his current responsibilities, Mr. Harmon worked as a research analyst and manager.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Small Cap Independence. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Small Cap Independence. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Small Cap Independence. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Small Cap Independence. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Small Cap Independence. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1993 Assistant Treasurer of Small Cap Independence. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Small Cap Independence. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Small Cap Independence. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Small Cap Independence. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX 75093

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Investments Japan Limited

Fidelity International
Investment Advisors

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund ®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SCS-UANN-1203
1.784779.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Value

Fund

Annual Report

October 31, 2003

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Auditors' Opinion	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>

For a free copy of the fund's proxy voting guidelines visit www.fidelity.com/goto/proxyguidelines, call 1-800-544-8544, or visit the Securities and Exchange Commission (SEC)'s web site at www.sec.gov.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many of you have read or heard news stories recently that were critical of mutual funds and made allegations that the mutual fund industry has been less than forthright. I find these reports unsettling and not necessarily an accurate picture of the overall industry, and I would like you to know where we at Fidelity stand.

With specific regard to allegations that certain mutual fund companies were violating the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities, I want to say two things:

First, Fidelity does not have agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not to say that someone could not deceive the company through fraudulent acts. But I underscore that we have no so-called "agreements" which would permit this illegal practice.

Second, Fidelity has been on record for years opposing predatory short-term trading which adversely affects other shareholders in a mutual fund. In fact, in the 1980s, we began charging a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. What's more, several years ago we took the industry lead in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. It is reasonable to assume that another structure can be developed that would alter the system to make it much more difficult for predatory traders to operate. This, however, will only be achieved through close cooperation among regulators, legislators and the industry.

Certainly no industry is perfect, and there have been instances of unethical and illegal activity from time to time within the mutual fund industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. Clearly, every system can be improved. We applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings. But we remain concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems.

For more than 57 years, Fidelity Investments has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Many of them were family and friends. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2003	Past 1 year	Past 5 years	Past 10 years
Fidelity Value	30.52%	9.25%	11.39%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Fund on October 31, 1993. The chart shows how the value of your investment would have grown, and also shows how the Russell Midcap® Value Index did over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rich Fentin, Portfolio Manager of Fidelity® Value Fund

After falling for three of the first four months of the one-year period ending October 31, 2003, equities advanced strongly in seven of the next eight months. Early on, stocks were tempered by corporate accounting scandals, a lack of capital spending, economic weakness and the specter of war with Iraq. But the market climate improved in the spring of 2003, sparked by stronger-than-expected growth in first-quarter corporate earnings and gross domestic product (GDP), as well as the end of major hostilities in Iraq. Second- and third-quarter earnings and GDP reports also were strong. Despite a slight pullback in September, investors picked up the pace again in October, partly as a result of the Federal Reserve Board's announcement that it had no intention of raising interest rates for quite some time. For the 12 months overall, the Standard & Poor's 500SM Index gained 20.80%; the blue-chip, large-cap bellwether Dow Jones Industrial AverageSM returned 19.42%; and the technology-rich NASDAQ Composite® Index advanced 46.04%.

For the 12 months ending October 31, 2003, the fund was up 30.52%, topping the LipperSM Capital Appreciation Funds Average, which rose 22.01%, but lagging the 33.48% return for the Russell Midcap® Value Index. My decision to maintain a higher exposure to the relatively poor-performing energy sector - at nearly double the index's average weighting of roughly 6% - was the main reason for the fund's performance shortfall compared to the index. On an absolute basis, energy stocks did well, but they underperformed the benchmark. Some individual detractors from the energy services group included Weatherford International, Baker Hughes and BJ Services. On the positive side of the ledger, increasing the fund's holdings in several economically sensitive areas early in the period, including technology and industrials, proved quite helpful. I purchased some stocks, such as Fairchild Semiconductor, Singapore-based electronics manufacturer Flextronics and Internet portal Yahoo!, after they had tumbled in value due to the weakened business climate. These holdings were among the top beneficiaries of the improving economy and market climate during the second half of the period.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Investment Changes

Top Ten Stocks as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Ceridian Corp.	1.1	0.9
Manpower, Inc.	1.0	1.1
Liz Claiborne, Inc.	0.9	1.0
Eaton Corp.	0.9	1.3
Flextronics International Ltd.	0.9	0.6
Textron, Inc.	0.9	0.6
Masco Corp.	0.9	0.8
Alcoa, Inc.	0.9	0.7
Smith International, Inc.	0.9	0.9
Kennametal, Inc.	0.8	0.8
	9.2
Top Five Market Sectors as of October 31, 2003
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	15.6	19.0
Information Technology	15.0	9.8
Financials	14.4	16.9
Consumer Discretionary	13.9	16.3
Energy	10.5	11.0
Asset Allocation (% of fund's net assets)
As of October 31, 2003*		As of April 30, 2003**
	Stocks 92.9%		Stocks 94.1%
	Bonds 0.0%		Bonds 0.3%
	Convertible Securities 1.9%		Convertible Securities 2.4%
	Short-Term Investments and Net Other Assets 5.2%		Short-Term Investments and Net Other Assets 3.2%
* Foreign investments	8.2%	** Foreign investments	6.9%

Annual Report

Investments October 31, 2003

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 13.8%
Automobiles - 0.3%
Monaco Coach Corp. (a)	876,950	$ 21,126
Hotels, Restaurants & Leisure - 2.7%
California Pizza Kitchen, Inc. (a)	17,200	320
Carnival Corp. unit	200,000	6,982
Harrah's Entertainment, Inc.	380,000	16,530
Hilton Hotels Corp.	1,320,800	20,921
Mandalay Resort Group	845,300	33,178
Outback Steakhouse, Inc.	813,400	34,163
Six Flags, Inc. (a)	997,900	5,908
Starwood Hotels & Resorts Worldwide, Inc. unit	560,000	18,889
Wendy's International, Inc.	176,200	6,528
Yum! Brands, Inc. (a)	880,000	30,043
		173,462
Household Durables - 2.6%
American Greetings Corp. Class A (a)	195,000	4,159
Black & Decker Corp.	39,900	1,908
Furniture Brands International, Inc.	1,099,300	26,669
Jarden Corp. (a)	250,000	10,323
Leggett & Platt, Inc.	1,876,900	39,208
Newell Rubbermaid, Inc.	1,339,300	30,536
Whirlpool Corp.	705,700	49,731
		162,534
Leisure Equipment & Products - 0.8%
Brunswick Corp.	1,165,700	34,586
Hasbro, Inc.	824,500	17,974
Oakley, Inc.	139,700	1,516
		54,076
Media - 1.9%
Catalina Marketing Corp. (a)	1,099,800	19,411
E.W. Scripps Co. Class A	167,400	15,553
Reader's Digest Association, Inc. (non-vtg.)	2,071,371	30,511
Time Warner, Inc. (a)	2,000,000	30,580
Viacom, Inc.:
Class A	100,000	3,984
Class B (non-vtg.)	498,700	19,883
		119,922
Multiline Retail - 1.2%
Big Lots, Inc. (a)	2,666,660	40,027
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Federated Department Stores, Inc.	370,800	$ 17,632
Nordstrom, Inc.	510,400	15,562
		73,221
Specialty Retail - 2.8%
AnnTaylor Stores Corp. (a)	560,000	20,048
AutoNation, Inc. (a)	1,138,400	21,288
Foot Locker, Inc.	547,500	9,800
Limited Brands, Inc.	2,413,300	42,474
Linens 'N Things, Inc. (a)	148,000	4,369
Office Depot, Inc. (a)	1,800,000	26,874
Pier 1 Imports, Inc.	530,000	12,243
Select Comfort Corp. (a)	44,300	1,387
Sherwin-Williams Co.	860,600	28,865
Stage Stores, Inc. (a)	60,000	1,726
Toys 'R' Us, Inc. (a)	673,100	8,750
		177,824
Textiles Apparel & Luxury Goods - 1.5%
Liz Claiborne, Inc.	1,606,800	59,275
Polo Ralph Lauren Corp. Class A	476,700	14,492
Russell Corp.	485,600	8,877
Timberland Co. Class A (a)	113,900	5,917
VF Corp.	119,300	5,064
		93,625
TOTAL CONSUMER DISCRETIONARY		875,790
CONSUMER STAPLES - 2.0%
Food & Staples Retailing - 0.3%
Safeway, Inc. (a)	939,300	19,819
Topps Co., Inc.	93,000	950
		20,769
Food Products - 1.2%
Dean Foods Co. (a)	451,898	13,670
Hormel Foods Corp.	948,300	23,414
Sensient Technologies Corp.	984,700	18,906
Tyson Foods, Inc. Class A	1,350,400	19,270
		75,260
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - 0.4%
Kimberly-Clark Corp.	359,400	$ 18,980
The Dial Corp.	289,700	6,953
		25,933
Personal Products - 0.1%
Playtex Products, Inc. (a)	480,400	2,887
TOTAL CONSUMER STAPLES		124,849
ENERGY - 10.5%
Energy Equipment & Services - 8.0%
Baker Hughes, Inc.	1,531,500	43,280
BJ Services Co. (a)	1,490,000	48,887
Carbo Ceramics, Inc.	64,400	2,705
Cooper Cameron Corp. (a)	879,300	37,652
ENSCO International, Inc.	510,800	13,460
FMC Technologies, Inc. (a)	759,300	15,247
Grant Prideco, Inc. (a)	1,999,100	22,670
Helmerich & Payne, Inc.	1,412,800	37,453
Maverick Tube Corp. (a)	528,200	8,921
Nabors Industries Ltd. (a)	737,500	27,878
National-Oilwell, Inc. (a)	2,086,400	39,788
Noble Corp. (a)	1,255,800	43,112
Pride International, Inc. (a)	975,200	15,974
Smith International, Inc. (a)	1,442,900	53,719
Transocean, Inc. (a)	1,050,000	20,150
Varco International, Inc. (a)	1,606,200	28,253
Weatherford International Ltd. (a)	1,291,774	44,889
		504,038
Oil & Gas - 2.5%
Apache Corp.	367,300	25,608
Burlington Resources, Inc.	541,700	26,348
Cimarex Energy Co. (a)	595,028	12,168
ConocoPhillips	449,731	25,702
Occidental Petroleum Corp.	736,500	25,969
Premcor, Inc. (a)	799,100	18,859
Total SA sponsored ADR	330,000	25,763
		160,417
TOTAL ENERGY		664,455
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - 14.3%
Capital Markets - 0.8%
Bank of New York Co., Inc.	130,000	$ 4,055
Charles Schwab Corp.	1,307,800	17,734
LaBranche & Co., Inc.	100,000	1,059
Lehman Brothers Holdings, Inc.	300,000	21,600
Van der Moolen Holding NV sponsored ADR	1,015,684	8,765
		53,213
Commercial Banks - 3.0%
Bank of America Corp.	136,000	10,299
Bank One Corp.	958,800	40,701
Banknorth Group, Inc.	922,800	28,902
City National Corp.	125,000	7,526
FleetBoston Financial Corp.	444,500	17,953
Hibernia Corp. Class A	332,839	7,519
UnionBanCal Corp.	547,798	29,674
Wachovia Corp.	826,827	37,927
Zions Bancorp	159,300	9,763
		190,264
Consumer Finance - 0.2%
iDine Rewards Network, Inc.	828,000	9,042
MBNA Corp.	130,000	3,218
		12,260
Diversified Financial Services - 0.6%
CIT Group, Inc.	782,600	26,311
Citigroup, Inc.	308,024	14,600
		40,911
Insurance - 5.4%
ACE Ltd.	881,200	31,723
AFLAC, Inc.	782,700	28,553
Allstate Corp.	1,101,000	43,490
AMBAC Financial Group, Inc.	408,700	28,911
Conseco, Inc. (a)	497,300	10,145
Everest Re Group Ltd.	456,900	37,900
MBIA, Inc.	486,800	29,018
Nationwide Financial Services, Inc. Class A	250,800	8,520
PartnerRe Ltd.	462,600	25,105
St. Paul Companies, Inc.	640,000	24,403
The Chubb Corp.	450,300	30,085
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Travelers Property Casualty Corp.:
Class A	1,953,307	$ 31,839
Class B	628,700	10,292
		339,984
Real Estate - 3.6%
Alexandria Real Estate Equities, Inc.	425,800	21,716
Apartment Investment & Management Co. Class A	514,100	21,027
Arden Realty, Inc.	534,200	14,942
Boston Properties, Inc.	410,000	18,143
CenterPoint Properties Trust (SBI)	312,100	21,207
Duke Realty Corp.	973,600	28,507
Pan Pacific Retail Properties, Inc.	108,900	4,830
Public Storage, Inc.	554,600	22,184
Reckson Associates Realty Corp.	1,017,300	22,604
Simon Property Group, Inc.	516,900	23,302
Vornado Realty Trust	587,100	29,678
		228,140
Thrifts & Mortgage Finance - 0.7%
Fannie Mae	327,100	23,450
Freddie Mac	257,100	14,431
Sovereign Bancorp, Inc.	200,000	4,162
		42,043
TOTAL FINANCIALS		906,815
HEALTH CARE - 5.8%
Health Care Equipment & Supplies - 2.0%
Bausch & Lomb, Inc.	729,700	35,142
Baxter International, Inc.	1,263,500	33,584
Becton, Dickinson & Co.	832,400	30,433
CONMED Corp. (a)	204,600	4,164
Fisher Scientific International, Inc. (a)	580,000	23,345
		126,668
Health Care Providers & Services - 2.9%
AmerisourceBergen Corp.	363,900	20,659
HCA, Inc.	650,000	24,863
IMS Health, Inc.	260,697	6,134
Laboratory Corp. of America Holdings (a)	600,000	21,270
Quest Diagnostics, Inc.	680,000	46,002
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Triad Hospitals, Inc. (a)	478,700	$ 14,710
United Surgical Partners International, Inc. (a)	521,000	15,713
Universal Health Services, Inc. Class B (a)	655,000	30,818
		180,169
Pharmaceuticals - 0.9%
Biovail Corp. (a)	500,000	12,029
Forest Laboratories, Inc. (a)	400,000	20,004
Schering-Plough Corp.	1,247,200	19,045
Wyeth	170,000	7,504
		58,582
TOTAL HEALTH CARE		365,419
INDUSTRIALS - 15.6%
Aerospace & Defense - 1.7%
EADS NV	100,000	2,027
GenCorp, Inc.	1,314,800	12,451
Goodrich Corp.	1,085,100	29,970
Honeywell International, Inc.	634,000	19,407
Precision Castparts Corp.	793,700	32,645
United Defense Industries, Inc. (a)	368,720	11,947
		108,447
Air Freight & Logistics - 0.5%
CNF, Inc.	970,500	33,987
Building Products - 1.5%
American Standard Companies, Inc. (a)	371,700	35,572
Masco Corp.	2,022,600	55,622
		91,194
Commercial Services & Supplies - 2.9%
Aramark Corp. Class B (a)	22,000	588
Arbitron, Inc. (a)	452,742	17,883
Central Parking Corp.	107,100	1,293
Herman Miller, Inc.	1,227,515	28,196
HON Industries, Inc.	162,800	6,675
IKON Office Solutions, Inc.	795,400	6,681
John H. Harland Co.	418,400	11,393
Manpower, Inc.	1,387,600	64,385
Steelcase, Inc. Class A	1,666,000	19,576
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Waste Connections, Inc. (a)	100,000	$ 3,468
Waste Management, Inc.	876,622	22,722
		182,860
Construction & Engineering - 1.0%
Dycom Industries, Inc. (a)	245,200	5,299
Fluor Corp.	1,360,700	50,455
Granite Construction, Inc.	352,200	7,040
		62,794
Electrical Equipment - 0.2%
AMETEK, Inc.	98,800	4,649
C&D Technologies, Inc.	60,000	1,196
Power-One, Inc. (a)	404,100	3,661
		9,506
Industrial Conglomerates - 1.7%
Carlisle Companies, Inc.	413,300	23,703
Textron, Inc.	1,155,000	57,392
Tyco International Ltd.	1,310,000	27,353
		108,448
Machinery - 5.2%
AGCO Corp. (a)	623,200	11,218
Albany International Corp. Class A (c)	1,590,080	49,133
Crane Co.	692,900	19,470
Deere & Co.	250,000	15,155
Eaton Corp.	588,900	59,031
Harsco Corp.	925,200	35,444
Ingersoll-Rand Co. Ltd. Class A	221,500	13,379
ITT Industries, Inc.	229,900	15,631
Kennametal, Inc.	1,383,249	51,014
Parker Hannifin Corp.	100,000	5,097
Terex Corp. (a)	2,048,500	46,214
Timken Co.	300,000	5,034
Wabash National Corp. (a)	150,000	3,461
		329,281
Road & Rail - 0.9%
Canadian National Railway Co.	490,000	29,452
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - continued
CSX Corp.	797,000	$ 25,361
Dollar Thrifty Automotive Group, Inc. (a)	131,500	3,444
		58,257
TOTAL INDUSTRIALS		984,774
INFORMATION TECHNOLOGY - 15.0%
Communications Equipment - 1.7%
Alcatel SA sponsored ADR (a)	1,992,900	26,266
Andrew Corp. (a)	794,900	10,397
Marconi Corp. PLC (a)	2,000,000	18,503
Motorola, Inc.	3,590,000	48,573
Nokia Corp. sponsored ADR	250,000	4,248
		107,987
Computers & Peripherals - 2.9%
Dell, Inc. (a)	100,000	3,612
Hewlett-Packard Co.	272,300	6,075
Intergraph Corp. (a)	294,732	7,681
Komag, Inc. (a)	287,700	5,426
Maxtor Corp. (a)	2,700,000	36,909
Seagate Technology	1,352,500	31,080
Storage Technology Corp. (a)	1,157,500	27,896
UNOVA, Inc. (a)	1,362,400	29,578
Western Digital Corp. (a)	2,764,100	37,177
		185,434
Electronic Equipment & Instruments - 4.9%
Agilent Technologies, Inc. (a)	791,400	19,722
Amphenol Corp. Class A (a)	248,500	14,599
Arrow Electronics, Inc. (a)	1,688,300	36,045
Avnet, Inc. (a)	1,764,655	34,234
Celestica, Inc. (sub. vtg.) (a)	2,910,000	41,272
Flextronics International Ltd. (a)	4,170,000	58,380
Merix Corp. (a)(c)	876,611	15,595
Mettler-Toledo International, Inc. (a)	341,800	13,105
Solectron Corp. (a)	2,096,500	11,615
Symbol Technologies, Inc.	1,006,500	12,571
Tektronix, Inc.	453,100	11,631
Thermo Electron Corp. (a)	1,900,400	41,771
		310,540
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.1%
Internet Security Systems, Inc. (a)	336,085	$ 5,515
IT Services - 1.7%
Accenture Ltd. Class A (a)	185,000	4,329
Ceridian Corp. (a)	3,277,310	68,817
Computer Sciences Corp. (a)	352,600	13,970
DST Systems, Inc. (a)	438,800	16,595
Iron Mountain, Inc. (a)	103,000	3,939
MPS Group, Inc. (a)	209,963	2,005
		109,655
Office Electronics - 0.8%
Xerox Corp. (a)	4,855,900	50,987
Semiconductors & Semiconductor Equipment - 1.5%
Agere Systems, Inc.:
Class A (a)	4,366,300	15,195
Class B (a)	4,116,900	13,956
Axcelis Technologies, Inc. (a)	221,028	2,338
Fairchild Semiconductor International, Inc. (a)	2,086,400	47,153
National Semiconductor Corp. (a)	440,000	17,877
		96,519
Software - 1.4%
Barra, Inc. (a)	442,016	16,797
Cadence Design Systems, Inc. (a)	1,608,300	24,752
Network Associates, Inc. (a)	2,331,900	32,483
Synopsys, Inc. (a)	344,948	10,942
		84,974
TOTAL INFORMATION TECHNOLOGY		951,611
MATERIALS - 8.6%
Chemicals - 2.6%
Albemarle Corp.	656,200	17,599
BOC Group PLC	290,000	3,948
Crompton Corp.	1,708,276	9,156
Dow Chemical Co.	449,520	16,942
Ferro Corp.	1,078,700	22,146
Georgia Gulf Corp.	442,400	11,901
International Flavors & Fragrances, Inc.	276,100	9,139
Lyondell Chemical Co.	1,013,700	14,496
NOVA Chemicals Corp.	755,000	16,171
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Olin Corp.	625,800	$ 10,895
OMNOVA Solutions, Inc. (a)(c)	2,610,800	9,164
PolyOne Corp.	3,499,600	16,903
Praxair, Inc.	50,200	3,493
W.R. Grace & Co. (a)	931,000	2,979
		164,932
Construction Materials - 0.3%
Martin Marietta Materials, Inc.	378,110	15,491
Containers & Packaging - 0.8%
Anchor Glass Container Corp. (a)	37,400	604
Aptargroup, Inc.	375,900	13,457
Owens-Illinois, Inc. (a)	2,381,000	29,286
Smurfit-Stone Container Corp. (a)	420,362	6,516
		49,863
Metals & Mining - 3.8%
Agnico-Eagle Mines Ltd.	1,424,800	15,539
Alcan, Inc.	1,220,000	48,670
Alcoa, Inc.	1,747,300	55,162
Arch Coal, Inc.	954,600	23,388
Newmont Mining Corp. Holding Co.	681,300	29,827
Nucor Corp.	540,900	29,658
Phelps Dodge Corp. (a)	380,000	23,461
Placer Dome, Inc.	219,400	3,386
Steel Dynamics, Inc. (a)	694,725	12,943
		242,034
Paper & Forest Products - 1.1%
Aracruz Celulose SA sponsored ADR	351,700	9,883
Bowater, Inc.	384,400	15,695
International Paper Co.	490,000	19,282
MeadWestvaco Corp.	939,900	24,362
		69,222
TOTAL MATERIALS		541,542
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 2.3%
BellSouth Corp.	754,400	19,848
CenturyTel, Inc.	645,800	23,087
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Citizens Communications Co. (a)	3,071,800	$ 38,244
NTL, Inc. (a)	47,400	2,926
SBC Communications, Inc.	930,000	22,301
TELUS Corp. (non-vtg.)	385,300	6,747
Verizon Communications, Inc.	1,008,700	33,892
		147,045
Wireless Telecommunication Services - 1.1%
American Tower Corp. Class A (a)	2,284,900	26,505
AT&T Wireless Services, Inc. (a)	1,684,900	12,216
SpectraSite, Inc. (a)	830,870	32,196
		70,917
TOTAL TELECOMMUNICATION SERVICES		217,962
UTILITIES - 3.9%
Electric Utilities - 3.2%
Edison International (a)	980,000	19,316
Entergy Corp.	436,500	23,527
Exelon Corp.	240,000	15,228
FirstEnergy Corp.	611,477	21,029
FPL Group, Inc.	325,000	20,716
PG&E Corp. (a)	1,424,300	34,824
PPL Corp.	290,000	11,577
Southern Co.	436,100	12,996
TXU Corp.	1,427,400	32,573
Wisconsin Energy Corp.	47,000	1,539
Xcel Energy, Inc.	572,600	9,391
		202,716
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. (a)	1,470,000	12,863
Equitable Resources, Inc.	197,900	8,153
SCANA Corp.	579,700	19,878
		40,894
TOTAL UTILITIES		243,610
TOTAL COMMON STOCKS (Cost $5,341,732)		5,876,827
Convertible Preferred Stocks - 1.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. 7.25% PIERS	210,000	$ 4,121
FINANCIALS - 0.1%
Diversified Financial Services - 0.0%
Union Pacific Capital Trust 6.25% TIDES (d)	78,327	3,985
Insurance - 0.1%
Hartford Financial Services Group, Inc. 6.00%	88,800	4,862
TOTAL FINANCIALS		8,847
HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.3%
Baxter International, Inc. 7.00%	402,000	19,497
MATERIALS - 0.3%
Containers & Packaging - 0.3%
Owens-Illinois, Inc. 4.75%	681,200	20,207
UTILITIES - 1.1%
Electric Utilities - 0.9%
Ameren Corp. 9.75% ACES	431,500	12,384
Cinergy Corp. 9.50% PRIDES	182,000	11,131
Dominion Resources, Inc. 8.75%	410,000	21,715
TXU Corp. 8.125% PRIDES	300,000	9,938
		55,168
Gas Utilities - 0.2%
KeySpan Corp. 8.75% MEDS	300,000	15,558
TOTAL UTILITIES		70,726
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $132,105)		123,398
Money Market Funds - 6.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.07% (b)	340,190,851	$ 340,191
Fidelity Securities Lending Cash Central Fund, 1.09% (b)	43,038,650	43,039
TOTAL MONEY MARKET FUNDS (Cost $383,230)		383,230
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $5,857,067)		6,383,455
NET OTHER ASSETS - (0.9)%		(55,230)
NET ASSETS - 100%		$ 6,328,225
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
MEDS	-	Mandatorily Exchangeable Debt Securities
PIERS	-	Preferred Income Equity Redeemable Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
TIDES	-	Term Income Deferred Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,985,000 or 0.0% of net assets.

Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,074,257,000 and $2,343,878,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $171,000 for the period.

Income Tax Information
The fund hereby designates approximately $1,284,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	October 31, 2003

Assets
Investment in securities, at value (including securities loaned of $40,926) (cost $5,857,067) - See accompanying schedule		$ 6,383,455
Receivable for investments sold		32,745
Receivable for fund shares sold		9,569
Dividends receivable		5,094
Interest receivable		325
Prepaid expenses		30
Other receivables		598
Total assets		6,431,816

Liabilities
Payable for investments purchased	$ 50,968
Payable for fund shares redeemed	4,857
Accrued management fee	3,835
Other payables and accrued expenses	892
Collateral on securities loaned, at value	43,039
Total liabilities		103,591

Net Assets		$ 6,328,225
Net Assets consist of:
Paid in capital		$ 5,772,722
Undistributed net investment income		23,704
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		5,413
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		526,386
Net Assets, for 109,280 shares outstanding		$ 6,328,225
Net Asset Value, offering price and redemption price per share ($6,328,225 ÷ 109,280 shares)		$ 57.91

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2003

Investment Income
Dividends (including $420 received from affiliated issuers)		$ 83,226
Interest		3,633
Security lending		1,013
Total income		87,872

Expenses
Management fee Basic fee	$ 31,167
Performance adjustment	9,461
Transfer agent fees	11,785
Accounting and security lending fees	689
Non-interested trustees' compensation	22
Appreciation in deferred trustee compensation account	3
Custodian fees and expenses	111
Registration fees	49
Audit	48
Legal	34
Miscellaneous	351
Total expenses before reductions	53,720
Expense reductions	(1,049)	52,671
Net investment income (loss)		35,201
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $7,824 on sales of investments in affiliated issuers)	167,979
Foreign currency transactions	(3)
Total net realized gain (loss)		167,976
Change in net unrealized appreciation (depreciation) on: Investment securities	1,241,619
Assets and liabilities in foreign currencies	(2)
Total change in net unrealized appreciation (depreciation)		1,241,617
Net gain (loss)		1,409,593
Net increase (decrease) in net assets resulting from operations		$ 1,444,794

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2003	Year ended October 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 35,201	$ 57,440
Net realized gain (loss)	167,976	73,206
Change in net unrealized appreciation (depreciation)	1,241,617	(482,355)
Net increase (decrease) in net assets resulting from operations	1,444,794	(351,709)
Distributions to shareholders from net investment income	(39,316)	(50,683)
Share transactions Net proceeds from sales of shares	1,367,166	2,855,309
Reinvestment of distributions	37,762	49,020
Cost of shares redeemed	(1,465,713)	(2,085,330)
Net increase (decrease) in net assets resulting from share transactions	(60,785)	818,999
Total increase (decrease) in net assets	1,344,693	416,607

Net Assets
Beginning of period	4,983,532	4,566,925
End of period (including undistributed net investment income of $23,704 and undistributed net investment income of $46,106, respectively)	$ 6,328,225	$ 4,983,532
Other Information Shares
Sold	27,235	54,399
Issued in reinvestment of distributions	805	965
Redeemed	(30,231)	(41,804)
Net increase (decrease)	(2,191)	13,560

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2003	2002	2001	2000	1999
Selected Per-Share Data
Net asset value, beginning of period	$ 44.71	$ 46.64	$ 42.79	$ 48.54	$ 51.90
Income from Investment Operations
Net investment income (loss) B	.33	.52 D	.63	.80	.76
Net realized and unrealized gain (loss)	13.23	(1.94) D	4.17	(.20)	3.58
Total from investment operations	13.56	(1.42)	4.80	.60	4.34
Distributions from net investment income	(.36)	(.51)	(.95)	(.73)	(.55)
Distributions from net realized gain	-	-	-	(5.62)	(7.15)
Total distributions	(.36)	(.51)	(.95)	(6.35)	(7.70)
Net asset value, end of period	$ 57.91	$ 44.71	$ 46.64	$ 42.79	$ 48.54
Total Return A	30.52%	(3.18)%	11.37%	1.24%	9.24%
Ratios to Average Net Assets C
Expenses before expense reductions	1.00%	.97%	.81%	.51%	.56%
Expenses net of voluntary waivers, if any	1.00%	.97%	.81%	.51%	.56%
Expenses net of all reductions	.98%	.95%	.77%	.48%	.54%
Net investment income (loss)	.66%	1.02% D	1.29%	1.87%	1.50%
Supplemental Data
Net assets, end of period (in millions)	$ 6,328	$ 4,984	$ 4,567	$ 3,220	$ 4,679
Portfolio turnover rate	40%	42%	49%	48%	50%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2003

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Value Fund (the fund) is a fund of Fidelity Capital Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. The fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain/loss. This has no impact on the fund's net assets, but results in a decrease to net investment income and a corresponding increase to realized and unrealized gain of $8,521. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities, which is accrued using the interest method. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, market discount, non-taxable dividends, and losses deferred due to wash sales.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 970,736	|
Unrealized depreciation	(443,445)
Net unrealized appreciation (depreciation)	527,291
Undistributed ordinary income	17,326
Undistributed long-term capital gain	5,702

Cost for federal income tax purposes	$ 5,856,164

The tax character of distributions paid was as follows:

	October 31, 2003	October 31, 2002
Ordinary Income	$ 39,316	$ 50,683

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .76% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $2,487 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,028 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $20, respectively.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Albany International Corp. Class A	$ 614	$ 3,114	$ 420	$ 49,133
iDine Rewards Network, Inc.	-	2,130	-	-
Merix Corp.	2,199	3,156	-	15,595
OMNOVA Solutions, Inc.	-	192	-	9,164
TOTALS	$ 2,813	$ 8,592	$ 420	$ 73,892

Annual Report

Report of Independent Auditors

To the Trustees of Fidelity Capital Trust and the Shareholders of Fidelity Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Value Fund (a fund of Fidelity Capital Trust) at October 31, 2003 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Value Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2003

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 289 funds advised by FMR or an affiliate. Mr. McCoy oversees 291 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (73)**

Year of Election or Appointment: 1978

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (41)**

Year of Election or Appointment: 2001

Senior Vice President of Value Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (49)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (51)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (61)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), Rockwell Automation (2000) and The Dow Chemical Company (2000). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Board of the Directorship Search Group, Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (71)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Phyllis Burke Davis (71)

Year of Election or Appointment: 1992

Mrs. Davis is retired from Avon Products, Inc. (consumer products) where she held various positions including Senior Vice President of Corporate Affairs and Group Vice President of U.S. product marketing, sales, distribution, and manufacturing. Mrs. Davis is a member of the Board of Directors of the Southampton Hospital in Southampton, N.Y. (1998). Previously, she served as a Director of BellSouth Corporation (telecommunications), Eaton Corporation (diversified industrial), the TJX Companies, Inc. (retail stores), Hallmark Cards, Inc., and Nabisco Brands, Inc.

Robert M. Gates (60)

Year of Election or Appointment: 1997

Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), and Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

Donald J. Kirk (70)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (57)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing), URS Corporation (multidisciplinary engineering, 1999), and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (59)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Chairman and as a Director (1998) of Acterna Corporation (communications test equipment). He is also Co-Chairman of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Eaton Corporation (diversified industrial) and the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (70)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals) where he served as CEO until April 1998 and retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Board member of Imation Corp. (imaging and information storage) and Acterna Corporation (communications test equipment, 1999). He is also a member of the Director Services Committee of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (70)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), Progress Energy, Inc. (electric utility), and Acterna Corporation (communications test equipment, 1999). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (64)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board, President and CEO (2002), and Chairman of the Executive Committee (2000) and a Director of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000) and Chief Executive Officer (1995-2000). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council, World Business Council for Sustainable Development, and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Dr. Heilmeier may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
George H. Heilmeier (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002) and Compaq (1994-2002).

Peter S. Lynch (60)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Capital Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (44)

Year of Election or Appointment: 2001

Vice President of Value Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Richard B. Fentin (48)

Year of Election or Appointment: 1996

Vice President of Value Fund. Mr. Fentin is also a Senior Vice President of FMR (1993). Prior to his current responsibilities Mr. Fentin managed a variety of Fidelity funds.

Eric D. Roiter (54)

Year of Election or Appointment: 1998

Secretary of Value Fund. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (44)
Year of Election or Appointment: 2003 Assistant Secretary of Value Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Maria F. Dwyer (44)

Year of Election or Appointment: 2002

President and Treasurer of Value Fund. Ms. Dwyer also serves as President and Treasurer of other Fidelity funds (2002) and is a Vice President (1999) and an employee (1996) of FMR. Prior to joining Fidelity, Ms. Dwyer served as Director of Compliance for MFS Investment Management.

Timothy F. Hayes (52)

Year of Election or Appointment: 2002

Chief Financial Officer of Value Fund. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

John R. Hebble (45)

Year of Election or Appointment: 2003

Deputy Treasurer of Value Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

John H. Costello (57)
Year of Election or Appointment: 1986 Assistant Treasurer of Value Fund. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (56)

Year of Election or Appointment: 2002

Assistant Treasurer of Value Fund. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Mark Osterheld (48)
Year of Election or Appointment: 2002 Assistant Treasurer of Value Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Thomas J. Simpson (45)

Year of Election or Appointment: 2000

Assistant Treasurer of Value Fund. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The Board of Trustees of Fidelity Value Fund voted to pay on December 8, 2003, to shareholders of record at the opening of business on December 5, 2003, a distribution of $.05 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.23 per share from net investment income.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2004 of amounts for use in preparing 2003 income tax returns.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX 75093

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Mellon Bank, N.A.
Pittsburgh, PA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

VAL-UANN-1203
1.784783.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, October 31, 2003, the Fidelity Capital Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Fidelity Capital Trust has determined that Marie L. Knowles and Donald J. Kirk are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Knowles and Mr. Kirk are each independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Reserved

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Reserved

Item 9. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the Fidelity Capital Trust's (the "Trust") disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the Trust's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 10. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Capital Trust

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	December 23, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Maria Dwyer
Maria Dwyer
President and Treasurer

Date:	December 23, 2003
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	December 23, 2003